UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21236

DREYFUS PREMIER STOCK FUNDS
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/04

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus Premier International Equity Fund

ANNUAL REPORT September 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
13	Financial Highlights
18	Notes to Financial Statements
25	Report of Independent Registered
Public Accounting Firm
26	Board Members Information
28	Officers of the Fund
30	Portfolio Information (Master Portfolio)
31	Schedule of Investments (Master Portfolio)
38	Statement of Assets and Liabilities
(Master Portfolio)
39	Statement of Operations (Master Portfolio)
40	Statements of Changes in Net Assets
(Master Portfolio)
41	Financial Highlights (Master Portfolio)
42	Notes to Financial Statements (Master Portfolio)
52	Report of Independent Registered
Public Accounting Firm (Master Portfolio)
53	Trustees and Officers (Master Portfolio)

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
International Equity Fund	The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier International Equity Fund covers the 12-month period from October 1, 2003, through September 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio managers, Remi J. Browne and Peter S. Carpenter, of The Boston Company Asset Management, LLC, adviser to the master portfolio in which the fund is invested.

Stock market performance in the world’s industrialized and emerging markets was mixed over the reporting period. After demonstrating optimism during the first half of the reporting period, investors recently have become more cautious as the insurgency in Iraq, higher commodity prices and rising U.S. interest rates have become more of a drag on global economic growth. Nonetheless, business conditions in a variety of regions and industries appear to remain relatively strong, with many international companies reporting strong earnings growth.

During the second half of the reporting period, the U.S. Federal Reserve Board raised short-term rates three times in what many analysts believe is the beginning of a series of increases. At times such as these, when market conditions are in a period of transition, we believe it is especially important for investors to stay in close touch with their financial advisors.Your financial advisor can help you rebalance your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation October 15, 2004
2

DISCUSSION OF FUND PERFORMANCE

Remi J. Browne, CFA, and Peter S. Carpenter, CFA, Portfolio Managers The Boston Company Asset Management, LLC, Investment Adviser

How did Dreyfus Premier International Equity Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2004, the fund produced total returns of 25.71% for its Class A shares, 24.82% for its Class B shares, 24.77% for its Class C shares, 26.08% for its Class R shares and 25.48% for its Class T shares.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”), produced a total return of 22.08% for the same period.2

International markets as a whole substantially outperformed the U.S. stock market over the reporting period. However, strong returns during the first half of the reporting period were followed by little additional advancement in the second half of the reporting period. The fund produced higher returns than the MSCI EAFE Index, particularly later in the reporting period, as stock selection added value within nine of the ten economic sectors covered by the MSCI EAFE Index. The fund’s relative performance was particularly favorable in the energy sector.

What is the fund’s investment approach?

The fund seeks long-term growth of capital. The fund is a “feeder fund” that invests all of its assets in a “master” portfolio known as The Boston Company International Core Equity Portfolio of the Mellon Institutional Funds Master Portfolio. The fund invests, under normal circumstances, at least 80% of its assets in shares of companies located in the foreign countries represented in the MSCI EAFE Index and Canada.Although we generally seek to allocate assets among countries in accordance with the MSCI EAFE Index, deviations may occur. Similarly, we use the industry group allocations of the MSCI EAFE

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Index as a guide, but allocations may differ from those of the MSCI EAFE Index. The fund also may invest up to 20% of its net assets in high-grade fixed-income securities of any maturity or duration.

The fund invests in stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. We employ a bottom-up investment approach, which emphasizes individual stock selection.

The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

What other factors influenced the fund’s performance?

The surging price of oil and gas adversely affected many companies around the world during the reporting period, with the notable exception of companies in the energy business. The fund achieved strong results from its portfolio of energy companies, including OMV AG, an Austrian exploration and refining company with exposure to the fast-growing Eastern European economies. In addition, Cairn Energy PLC, a British-based oil company, drilled successfully for oil in India, causing the stock to rise sharply.

Overall, the fund’s value characteristics helped support its performance during the second half of the reporting period, when investor concerns intensified amid rising inflationary pressures and the intensifying insurgency in Iraq. In addition, investors reacted cautiously when China announced measures intended to slow down its economy and avoid a potential acceleration of inflation. Because Japan’s economy depends to a large extent on trade with China, measures designed to constrain bank lending in China caused Japan’s stock market to fall. In addition, the prospect of slower economic growth in China, a key consumer of steel and cement in recent years, caused basic materials stocks throughout the world to decline sharply. However, these stocks recovered later in the reporting period when investors looked past China’s short-term problems and toward its longer-term prospects. Shipping companies that serve China also saw their shares recover, as

4

increasing demand for transportation exceeded the supply of vessels. Accordingly, the fund benefited by maintaining its focus on companies that we believe stand to benefit from China’s ongoing growth.

The fund’s performance was most negatively affected by its underweight position in Siemens over the reporting period. The company rose as the benefits of cost-cutting and a strong economic backdrop led to rising earnings expectations.

What is the fund’s current strategy?

The fund’s longstanding strategy is to remain fully invested in companies that we believe enjoy strong business fundamentals. Although we believe that energy prices are unlikely to fall substantially from today’s record levels, these costs have been largely offset by positive global economic growth in many markets. Although the international markets outperformed the U.S. stock market over the reporting period, we believe that shares of companies in international markets currently are more attractively valued and continue to offer more appreciation potential than their U.S. counterparts.

October 15, 2004
The fund invests in a “master portfolio” that has the same investment objective and policies as the
fund.This is known as a master/feeder arrangement.The investment adviser to the master portfolio is The Boston Company Asset Management, LLC, an affiliate of Dreyfus. References to the “fund” in this report generally mean the fund and the master portfolio in which it invests.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until the fund’s total assets reach $15 million and, in any event, at least until January 1,
2005. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis.

The Fund 5

FUND PERFORMANCE
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of
Dreyfus Premier International Equity Fund on 9/30/94 to a $10,000 investment made in the Morgan Stanley
Capital International Europe Australasia Far East Index (the “Index”) on that date. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses.All dividends and capital gain distributions are reinvested.
The fund invests its assets in a “master portfolio” that has the same investment objective and policies as the fund.This is known as a master/feeder arrangement.The fund did not have its own performance as of 1/31/03.The performance information represents the performance of the master portfolio (which reflects the performance of its predecessor fund) and the expenses of the master portfolio’s predecessor fund through January 31, 2003 and the fund’s performance thereafter.The master portfolio’s predecessor fund contributed all of its assets to the master portfolio before the fund commenced investment operations on 2/3/03. Performance figures for the master portfolio’s predecessor fund have not been adjusted to reflect the fund’s operating expenses; if these expenses had been reflected, such performance would have been lower.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
6

Average Annual Total Returns as of 9/30/04

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	18.48%	4.55%	5.26%
without sales charge	25.71%	5.79%	5.88%
Class B shares
with applicable redemption charge †	20.82%	5.31%	5.88%
without redemption	24.82%	5.63%	5.88%
Class C shares
with applicable redemption charge ††	23.77%	5.62%	5.80%
without redemption	24.77%	5.62%	5.80%
Class R shares	26.08%	5.98%	5.98%
Class T shares
with applicable sales charge (4.5%)	19.83%	4.84%	5.41%
without sales charge	25.48%	5.81%	5.90%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Equity Fund from April 1, 2004 to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.29	$ 11.07	$ 11.07	$ 6.03	$ 8.56
Ending value (after expenses)	$1,026.20	$1,022.30	$1,022.70	$1,028.40	$1,026.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 7.26	$ 11.03	$ 11.03	$ 6.01	$ 8.52
Ending value (after expenses)	$1,017.80	$1,014.05	$1,014.05	$1,019.05	$1,016.55

  Expenses are equal to the Fund’s annualized expense ratio of 1.44% for Class A, 2.19% for Class B, 2.19% for Class C, 1.19% for Class R and 1.69% for Class T; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
8

Dreyfus Premier Stock Funds
Dreyfus Premier International Equity	Fu n d

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004

			Value

Assets ($):
Investment in The Boston Company International
Core Equity Portfolio (Portfolio), at value (Note 1A)			1,894,665
Receivable due from administrator (Note 2)			78,677
Prepaid expenses			1,489
			1,974,831

Liabilities ($):
Accrued professional fees			13,777
Accrued transfer agent fees			1,149
Payable for Fund shares redeemed			794
Accrued Directors' fees and expenses			819
Accrued distribution fees			3,660
Accued service fees			2,033
Accrued expenses and other liabilities			20,404
			42,636

Net Assets ($)			1,932,195

Composition of Net Assets ($):
Paid-in capital			1,922,981
Accumulated net realized (loss)			(21,693)
Undistributed net investment income			3,893
Net unrealized appreciation			27,014

Net Assets ($)			1,932,195

Net Assets Attributable to ($):
Class A			561,362
Class B			839,806
Class C			487,742
Class R			12,826
Class T			30,459
Shares of beneficial interest outstanding:
Class A			21,400
Class B			32,184
Class C			18,653
Class R			484.6
Class T			1,158

Net Asset Value Per Share ($):
(Net Assets/Shares outstanding)
Class A			26.23
Class B			26.09
Class C			26.15
Class R			26.47
Class T			26.30

The accompanying notes are an integral part of the financial statements
		The Fund	9

Dreyfus Premier Stock Funds
Dreyfus Premier	International	Equity	Fund

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

Value

Investment Income (Note 1B) ($):
Dividend income allocated from Portfolio
(net of foreign withholding taxes of $3,321)	24,341
Interest income allocated from Portfolio	1,183
Expenses allocated from Portfolio	(9,630)
Net investment income allocated from Portfolio	15,894
Expenses:
Professional fees	26,490
Registration fees	40,484
Distribution fees (Note 2b)	4,892
Shareholder servicing costs (Note 2c)	2,612
Transfer agent fees (Note 2c)	1,177
Directors fees and expenses	819
Prospectus and shareholders' reports	6,495
Miscellaneous	6,622
Total Expenses	89,591
Less—reimbursement of Fund operating expenses (Note 2a)	(79,220)
Net Expenses	10,371
Investment Income-Net	5,523

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss) allocated from Portfolio on:
Investment security transactions, foreign currency
transactions and forward foreign currency exchange contracts	111,136
Change in unrealized appreciation (depreciation)
on investments allocated from Portfolio	16,660
Net Realized and Unrealized Gain on Investments	127,796
Net Increase in Net Assets from Operations	133,319

The accompanying notes are an integral part of the financial statements

10

Dreyfus Premier Stock Funds

Dreyfus Premier International Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30,

	2004	2003 [a]

Operations ($):
Increase (Decrease) in Net Assets:
From Investment Operations:
Net Investment income	5,523	252
Net realized gains on investments	111,136	3,514
Change in net unrealized
appreciation on investments	16,660	10,354
Net Increase in Net Assets
from Investment Operations	133,319	14,120

Dividends to Shareholders from ($)
Net investment income:
Class A	(577)	—
Class B	(383)	—
Class R	(48)	—
Class T	(80)	—
Net realized gains on investments:
Class A	(1,013)	—
Class B	(1,229)	—
Class C	(338)	—
Class R	(82)	—
Class T	(208)	—
Total Dividends	(3,958)	—

Fund Share (Principal) Transactions (Note 4) ($):
Net proceeds from sale of shares:
Class A	1,436,774	443,601
Class B	748,077	38,320
Class C	451,339	50,000
Class R	1,820	7,000
Class T	16,938	7,000

The Fund 11

Dreyfus Premier Stock Funds

Dreyfus Premier International Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,

	2004	2003 [a]

Fund Share (Principal)
Transactions (Note 4) ($):
Dividends reinvested:
Class A	1,556	—
Class B	1,541	—
Class C	338	—
Class R	130	—
Class T	288	—
Cost of shares redeemed:
Class A	(907,545)	(436,213)
Class B	(12,881)	(391)
Class C	(58,887)	(91)
Class R	—	—
Class T	—	—
Net Increase in Net Assets
from Fund Share Transactions	1,679,488	109,226
Total Increase (Decrease) in Net Assets	1,808,849	123,346

Net Assets ($):
Beginning of period	123,346	—
End of period (including undistributed
net investment income of $3,893 and $633)	1,932,195	123,346

a From February 1, 2003 (commencement of operations) to September 30, 2003. The accompanying notes are an integral part of the financial statements.

12

Dreyfus Premier Stock Funds

Dreyfus Premier International Equity Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,

Class A Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	21.15	17.16
Investment Operations:
Investment income—net†	.25[b]	.12[b]
Net realized and unrealized gain on investments	5.15	3.87
Total from investment operations	5.40	3.99
Distributions:
Dividends from investment income—net	(.12)	—
Dividends from net realized gain on investments	(.20)	—
Total Distributions	(.32)	—
Net asset value, end of period	26.23	21.15

Total Return (%)	25.71[c]	23.25[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.44	.99[d]
Net investment income (to average daily net assets) †	.97	.62[d]

Net Assets, end of period ($ X 1,000)	561	9

  The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:
Net investment (loss) per share ($)	(1.54) [b]	(25.60) [b]
Ratios (to average daily net assets) (%):
Expenses	8.92	130.43[d]
Net investment (loss)	(6.51)	(128.82)[d]
[a] From February 1, 2003 (commencement of operations)to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)
	Year Ended September 30,

Class B Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	21.14	17.16
From Investment Operations:
Net Investment income †	.05[b]	.03[b]
Net realized and unrealized gain on investments	5.16	3.95
Total from investment operations	5.21	3.98
Distributions:
Dividends from investment income—net	(.06)	—
Dividends from net realized gain on investments	(.20)	—
Total Distributions	(.26)	—
Net asset value, end of period	26.09	21.14

Total Return (%)	24.82[c]	23.19[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	2.19	1.49[d]
Net investment income (to average daily net assets) †	.22	.13[d]

Net Assets, end of period ($ X 1,000)	840	43

  The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:
Net investment (loss) per share ($)	(1.66)[b]	(25.48)[b]
Ratios (to average daily net assets) (%):
Expenses	9.67	130.93[d]
Net investment (loss)	(7.26)	(129.31)[d]
[a] From February 1, 2003 (commencement of operations)to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

14

	Year Ended September 30,

Class C Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	21.14	17.16
Investment Operations:
Investment income—net †	.05[b]	.03[b]
Net realized and unrealized gain on investments	5.16	3.95
Total from investment operations	5.21	3.98
Distributions:
Dividends from net realized gain on investments	(.20)	—
Net asset value, end of period	26.15	21.14

Total Return (%)	24.77[c]	23.19[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	2.19	1.48[d]
Net investment income (to average daily net assets) †	.22	.13[d]

Net Assets, end of period ($ X 1,000)	488	55

  The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:
Net investment (loss) per share ($)	(1.66)[b]	(25.73)[b]
Ratios (to average daily net assets) (%):
Expenses	9.67	130.92[d]
Net investment (loss)	(7.26)	(129.31)[d]
[a] From February 1, 2003 (commencement of operations)to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)
	Year Ended September 30,

Class R Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	21.28	17.16
Investment Operations:
Investment income—net †	.30[b]	.15[b]
Net realized and unrealized gain on investments	5.21	3.97
Total from investment operations	5.51	4.12
Distributions:
Dividends from investment income—net	(.12)	—
Dividends from net realized gain on investments	(.20)	—
Total Distributions	(.32)	—
Net asset value, end of period	26.47	21.28

Total Return (%)	26.08[c]	24.01[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.19	.83[d]
Net investment income (to average daily net assets) †	1.22	.79[d]

Net Assets, end of period ($ X 1,000)	13	9

  The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:
Net investment (loss) per share ($)	(1.49)[b]	(24.47)[b]
Ratios (to average daily net assets) (%):
Expenses	8.67	130.27[d]
Net investment (loss)	(6.26)	(128.65)[d]
[a] From February 1, 2003 (commencement of operations)to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

16

	Year Ended September 30,

Class T Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	21.21	17.16
Investment Operations:
Investment income—net †	.17[b]	.09[b]
Net realized and unrealized gain on investments	5.20	3.96
Total from investment operations	5.37	4.05
Distributions:
Dividends from investment income—net	(.08)	—
Dividends from net realized gains on investments	(.20)	—
Total Distributions	(.28)	—
Net asset value, end of period	26.30	21.21

Total Return (%)	25.48[c]	23.60[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.69	1.16[d]
Net investment income (to average daily net assets) †	.72	.45[d]

Net Assets, end of period ($ X 1,000)	30	9

  The expense ratio includes those expenses allocated from the portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:
Net investment (loss) per share ($)	(1.60)[b]	(24.48)[b]
Ratios (to average daily net assets) (%):
Expenses	9.17	130.60[d]
Net investment (loss)	(6.76)	(128.99)[d]
[a] From February 1, 2003 (commencement of operations)to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund 17

Dreyfus Premier Stock Funds
Dreyfus	Premier International	Equity	Fund
NOTES TO	FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Equity Fund (the “Fund”) is a separate diversified portfolio of a series of Dreyfus Premier Stock Funds (the “Company”) which is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and operates as a series company currently offering three series, including the Fund. The Fund’s investment objective seeks to provide investors with long-term capital growth. The Dreyfus Corporation (“Dreyfus”) serves as the Fund’s administrator.Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

The Fund is a “feeder fund” that invests all of its investable assets in a “master” portfolio known as The Boston Company International Core Equity Portfolio (the “Portfolio”), a series of the Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Morgan Stanley Capital International Europe,Australia, Far East Index and Canada. The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the Portfolio. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 1.5% at September 30, 2004).The performance of the Fund is directly affected by the performance of the Portfolio.The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund’s shares.The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to

18

a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

(a) Investment security valuations: The Fund records its investment in the Portfolio at value.The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Currently, the Fund’s net investment income consists of the Fund’s pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with U.S. generally accepted accounting principles.All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. In 2004, the fund incurred a redemption in-kind which resulted in a realized gain of $3,908, which will be deferred indefinitely for tax purposes.

(d) Allocation of operating activity: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios.

Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund’s shares, are charged to that class’ operations.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a “regulated investment company,”if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $7,299.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2004 and September 30, 2003,

20

were as follows: ordinary income $1,912 and $0 and capital gains $2,046 and $0, respectively.

During the period ended September 30, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for net operating income, the fund decreased accumulated undistributed investment income-net by $1,175, decreased net realized gain (loss) on investments by $132,137 and increased paid-in-capital by $133,312. Net assets were not affected by this reclassification.

NOTE 2 —Investment Advisory Fee and Other Transactions With Affiliates:

(a)The Fund does not directly pay any investment advisory fees,but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Dreyfus is currently limiting the operating expenses, or assuming all or part of the expenses of the Fund, excluding Rule 12b-1 fees, Shareholder Services fees and any class specific expenses, to 1.25% of the Fund’s average daily net assets. Pursuant to this expense limitation, for the period ended September 30, 2004, Dreyfus voluntarily reimbursed the Fund in the amount of $79,220 for its operating expenses. Dreyfus has contractually agreed to this expense limitation and or waiver until the Fund’s total assets reach $15 million and, in any event, at least until January 1, 2005.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2004, Class B, Class C and Class T shares were charged $2,862, $1,975 and $55, respectively, pursuant to the Plan.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2004, the Distributor retained $678 and $16 from commissions earned on sales of the Fund’s Class A and Class T shares, and $49 from contingent deferred sales charges on redemptions of the Fund’s Class C shares.

(c) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of the shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2004, Class A, Class B, Class C and Class T shares were charged $948, $953, $656 and $55, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 2004, the Fund was charged $1,177 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Investment Transactions:

Increases and decreases in the Fund’s investment in the Portfolio for the period ended September 30, 2004 aggregated $2,658,801 and $1,036,411, respectively.

22

NOTE 4—Capital Share Transactions:

	Year Ended September 30,

	2004	2003 [a]

Class A :
Shares sold	56,888	21,301
Dividends reinvested	67	–
Shares redeemed	(35,963)	(20,893)
Net increase	20,992	408
Class B:
Shares sold	30,649	2,035
Dividends reinvested	66	–
Shares redeemed	(546)	(20)
Net increase	30,169	2,015
Class C:
Shares sold	18,534	2,591
Dividends reinvested	14	–
Shares redeemed	(2,487)	–
Net increase	16,061	2,591
Class R:
Shares sold	71	408
Dividends reinvested	6	–
Net increase	77	408
Class T:
Shares sold	738	408
Dividends reinvested	12	–
Net increase	750	408
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.

At September 30, 2004, one shareholder, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 413 shares of Class R and 413 shares of Class T shares of the Fund. In addition,

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

one shareholder of record held approximately 19% of the total outstanding Class C shares of the Fund. Investment activity of this shareholder could have a material impact on the Fund.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

24

Dreyfus Premier Stock Funds

Dreyfus Premier International Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of Dreyfus Premier Stock Funds and the Shareholders of Dreyfus Premier International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Premier Stock Funds: Dreyfus Premier International Equity Fund (the “Fund”) at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
November 19, 2004

The Fund 25

Dreyfus Premier Stock Funds
Dreyfus Premier	International	Equity	Fund

BOARD MEMBERS INFORMATION (Unaudited)
Joseph S. DiMartino (61) Chairman of the Board (2003) Principal Occupation During Past 5 Years: • Corporate Director and Trustee Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board
No. of Portfolios for which Board Member Serves: 186
———————
David W. Burke (68)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83
———————
William Hodding Carter III (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)
Other Board Memberships and Affiliations:

  Independent Sector, Director
  The Century Foundation, Director
  The Enterprise Corporation of the Delta, Director
  Foundation of the Mid-South, Director
No. of Portfolios for which Board Member Serves: 11
———————
Ehud Houminer (64)
Board Member (2003)
Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30 26

Richard C. Leone (64) Board Member (2003)
Principal Occupation During Past 5 Years:
  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————
Hans C. Mautner (66)
Board Member (2003)

Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of:
Mezzacappa Long/Short Fund LLC
Mezzacappa Multi-Strategy Fund LLC
Mezzacappa Multi-Strategy Plus Fund LLC

No. of Portfolios for which Board Member Serves: 11
———————
Robin A. Pringle (41)
Board Member (2003)

Principal Occupation During Past 5 Years:
  Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organiza- tion that is leading the movement to connect America’s young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————
John E. Zuccotti (67)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Chairman of Brookfield Financial Properties, Inc.

No. of Portfolios for which Board Member Serves: 11

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 27

Dreyfus Premier Stock Funds
Dreyfus Premier International	Equity	Fund
OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since February 2003.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since February 2003.

Chief Investment Officer,Vice Chairman and a Director of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 51 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since July 2003.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

JOHN B. HAMMALIAN, Secretary since February 2003.

Associate General Counsel of Dreyfus, and an officer of 37 investment companies (comprised of 46 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since February 2003.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, Assistant Secretary since February 2003.

Associate General Counsel of Dreyfus, and an officer of 26 investment companies (comprised of 87 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1990.

JAMES WINDELS, Treasurer since February 2003.

Director-Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

28

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager — Equity Funds of Dreyfus, and an officer of 26 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ROBERT SVAGNA, Assistant Treasurer since February 2003.

Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of 27 investment companies (comprised of 106 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since February 2003.

Mutual Funds Tax Director of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (98 investment companies, comprising 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. Mr. Connolly has served in various capacities with Dreyfus since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001. Mr. Connolly is 47 years old.

The Fund 29

Mellon Institutional Funds Master Portfolio
The Boston Company International	Core	Equity	Portfolio

PORTFOLIO INFORMATION
as of September 30, 2004

			Percentage of
Top Ten Holdings †	Country	Sector	Net Assets

Vodafone Group	United Kingdom	Telecomm. Svcs.	2.3
BP PLC	United Kingdom	Energy	1.7
Barclays PLC	United Kingdom	Financials	1.6
Toyota Motor Corp.	Japan	Consumer Discret.	1.6
Total SA	France	Energy	1.5
Societe Generale	France	Financials	1.3
ING Groep NV CVA	Netherlands	Financials	1.3
BNP Paribas	France	Financials	1.3
Royal Bank of
Scotland Group	United Kingdom	Financials	1.3
Continental AG	Germany	Consumer Discret.	1.2
			15.1

† Excluding short-term investments and investment of cash collateral.

		Percentage of
Economic Sector Allocation		Net Assets

Consumer Discretionary		13.5
Consumer Staples		6.9
Energy		8.1
Financials		23.4
Health Care		7.0
Industrials		10.5
Information Technology		6.6
Materials		7.3
Telecommunication Services		7.2
Utilities		3.9
Short-term and Net Other Assets		5.6
		100.0

		Percentage of
Geographic Region Allocation †		Net Assets

Europe ex U.K.		42.3
U.K.		22.8
Asia ex Japan		8.7
Japan		20.6
		94.4

† Excluding short-term investments and investment of cash collateral.

The Portfolio is actively managed. Current holdings and allocation may be different than those presented above.

30

Mellon Institutional Funds Master Portfolio
The Boston Company International	Core	Equity	Portfolio

SCHEDULE OF INVESTMENTS
September 30, 2004

		Value ($)
Security	Shares	(Note 1A)

EQUITIES—94.4%
Australia—5.2%
Boral Ltd.	259,000	1,298,409
Caltex Australia Ltd.	83,000	559,823
Insurance Australia Group Ltd.	338,000	1,278,830
Oil Search Ltd.	501,300	543,471
QBE Insurance Group Ltd.	109,400	1,042,753
West Australian Newspaper Holdings	106,000 [a]	585,383
Westpac Banking Corp.	56,000	722,419
WMC Resources Ltd.	136,100	530,781
Total Cost (cost $5,269,756)		6,561,869
Austria—1.7%
Boehler-Uddeholm	8,000	739,475
OMV AG	6,300	1,453,099
Total Cost (cost $1,406,926)		2,192,574
Belgium—1.7%
Colruyt NV Right	3,500 [b]	4,787
Colruyt SA	3,500 [a]	491,765
KBC Bankverzekeringshold	12,200	794,881
Mobistar SA	11,200 [b]	800,750
Total Cost (cost $1,959,027)		2,092,183
Denmark—0.7%
Novo Nordisk A/S	16,200	888,161
Total Cost (cost $887,523)
Finland—1.7%
Fortum Oyj	69,000	965,189
Kesko Oyj	34,800 [a]	762,423
Rautaruukki Oyj	39,200	382,619
Total Cost (cost $1,584,816)		2,110,231
France—8.2%
Arcelor	28,800	532,852
BNP-Paribas	25,600	1,655,214
Bouygues SA	28,000 [b]	1,051,419
Essilor International SA	9,300	598,417
Renault SA	17,500	1,432,863
Sanofi-Synthelabo SA	9,400 [a]	682,577

The Fund 31

STATEMENT OF INVESTMENTS (continued)

		Value ($)
Security	Shares	(Note 1A)

France (continued)
Societe Generale	19,200	1,700,971
Total SA	9,455	1,928,041
Vinci SA	6,200	714,246
Total Cost (cost $8,641,033)		10,296,600
Germany—6.2%
Continental AG	28,800	1,567,400
Deutsche Telekom AG	27,700	514,566
E.ON AG	17,700	1,307,286
Hannover Rueckversicherung AG	16,700	541,961
Merck KGaA	11,800	675,504
Metro AG	17,000	759,481
Puma AG	3,210	861,006
SAP AG	4,500	699,972
Thyssenkrupp AG	44,800	874,001
Total Cost (cost $5,546,917)		7,801,177
Greece—1.6%
Alpha Bank A.E	46,900	1,196,633
Cosmote Mobile Tele S.A	50,900	840,479
Total Cost (cost $1,480,509)		2,037,112
Hong Kong—2.0%
Esprit Holdings Ltd.	82,000	416,484
Global Biochem Tech	482,000	367,835
Kerry Properties Ltd.	202,000	380,853
Orient Overseas International Ltd.	112,000	448,190
Smartone Telecommunication	482,000	519,297
The Wharf(Holdings) Ltd.	114,000	383,816
Total Cost (cost $2,340,848)		2,516,475
Ireland—1.3%
Anglo Irish Bank Corp. PLC	47,500	871,157
CRH PLC	33,000	787,669
Total Cost (cost $1,138,748)		1,658,826
Italy—2.0%
Banca Intesa Spa	217,933	829,193
Eni Spa	43,500	975,746
Mediaset Spa	40,900	464,815

32

			Value ($)
Security	Shares		(Note 1A)

Italy (continued)
Unipol Spa	122,100		311,988
Total Cost (cost $2,249,391)			2,581,742
Japan—20.6%
Asahi Breweries Ltd.	50,000		510,000
Bridgestone Corp.	39,000		725,045
Canon, Inc	16,000		753,455
Casio Computer Co., Ltd.	54,000	[a]	637,691
Central Glass Co., Ltd.	50,000		367,273
Citizen Electronics Co. Ltd.	20,000		1,054,545
Daiwa Securities Group	83,000		526,673
Diamond Lease Co., Ltd.	9,700		342,145
Eisai Co. Ltd.	24,500	[a]	668,182
Fujitsu Ltd.	121,000	[a]	700,700
Hisamitsu Pharamaceutical	21,000		377,045
Ito-Yokado Co Ltd.	10,000		343,636
Kawasaki Kisen Kaisha Ltd.	114,000	[a]	781,418
KDDI Corp.	188	[a]	914,364
Kikkoman Corp.	65,000		573,773
Kirin Beverage Corp.	32,900		702,864
Kobe Steel Ltd.	502,000		730,182
Komatsu Ltd.	62,000	[a]	399,055
Kyocera Corp.	14,500		1,021,591
Kyushu Electric Power Co., Inc.	19,700	[a]	369,823
Mitsubishi Corp.	65,000		703,773
Mitsubishi Tokyo Financial Group, Inc	112		935,709
Mitsui O.S.K. Lines, Ltd.	154,000		925,400
Nissan Motor Co., Ltd.	120,000		1,309,091
Nisshin Seifun Group, Inc.	54,000	[a]	522,327
NSK Ltd.	107,000		460,100
NTT Corp.	172		686,436
Ono Pharmaceutical Co., Ltd.	14,000		622,364
Promise Co., Ltd.	5,100	[a]	334,282
Sanyo Shinpan Finance Co., Ltd.	8,000		429,091
Seino Transportation Co., Ltd.	63,000		564,136
Sompo Japan Insurance	71,000		602,855

The Fund 33

STATEMENT OF INVESTMENTS (continued)

			Value ($)
Security	Shares		(Note 1A)

Japan (continued)
Sumitomo Rubber Industries, Inc.	88,000	[a]	852,800
Takeda Pharmaceutical Co., Ltd.	16,700	[a]	759,091
TDK Corp.	11,000		734,000
Terumo Corp.	14,600	[a]	333,145
Tokyo Gas Corp., Ltd.	201,600	[a]	716,596
Toyota Motor Corp.	53,400	[a]	2,048,618
Total Cost (cost $23,473,462)			26,039,274
Netherlands—4.6%
ABN Amro Holding NV	53,000		1,205,315
ASM Lithography Holding NV	29,200	[b]	376,143
Hunter Douglas NV	7,500		344,950
ING Groep NV CVA	67,300		1,700,394
Koninklijke Philips Electronics NV	38,900		891,911
Koninklijke Wessanen NV	31,000		413,592
Royal KPN NV	120,400		902,723
Total Cost (cost $5,736,179)			5,835,028
New Zealand—0.6%
Fletcher Building Ltd. (Cost $470,013)	189,500		766,240
Norway—1.1%
Norsk Hydro ASA	12,800		935,170
Orkla Asa	18,400		510,288
Total Cost (cost $1,221,732)			1,445,458
Singapore—0.9%
Fraser and Neave Ltd.	64,630		533,403
Keppel Co., Ltd.	119,900		562,409
Total Cost (cost $671,083)			1,095,812
Spain—2.6%
ACS Actividades	43,500		793,469
Corp. Mapfre SA	55,100		647,432
Gamesa Corp Tecnological	52,500		770,939
Repsol YPF SA	50,900		1,118,951
Total Cost (cost $2,405,095)			3,330,791

34

		Value ($)
Security	Shares	(Note 1A)

Sweden—2.6%
Ericsson LM	437,500	1,358,640
Skandinaviska Enskilda Banken AB	72,500	1,120,749
Volvo AB, Class B	23,100	815,761
Total Cost (cost $2,814,343)		3,295,150
Switzerland—6.3%
Baloise Holdings	7,200	279,059
Credit Suisse Group	33,600	1,075,556
Geberit AG	1,170	911,639
Kudelski SA	14,500 [b]	413,487
Logitech International SA	11,700 [b]	568,600
Micronas Semiconductor Holdings	14,600 [b]	621,576
Novartis AG	19,370	905,562
Saurer AG	12,200	666,399
Serono SA B	850	526,428
Sulzer AG	2,500	751,064
UBS AG Registered Shares	10,600	748,446
Zurich Financial Services AG	3,200	457,547
Total Cost (cost $7,079,167)		7,925,363
United Kingdom—22.8%
Aggregate Industries PLC	530,500	917,857
Alliance Unichem PLC	45,300	546,997
Anglo American PLC	23,900	573,720
AstraZeneca PLC	11,500	471,903
Aviva PLC	115,800	1,148,627
BAA PLC	47,400	475,316
BAE Systems PLC	133,400	543,178
Balfour Beatty PLC	126,700	639,276
Barclays PLC	214,700	2,061,552
Barratt Developments PLC	66,200	678,830
Boots Group PLC	28,600	332,650
BP PLC	223,900	2,139,749
Cookson Group PLC	524,100	284,854

The Fund 35

STATEMENT OF INVESTMENTS (continued)

				Value ($)
Security			Shares	(Note 1A)

United Kingdom (continued)
Dixons Group PLC			227,200	702,838
Friends Provident PLC			332,200	838,072
George Wimpey PLC			122,500	892,172
HBOS PLC			54,100	731,177
Inchcape PLC			33,500	946,188
Johnston Press PLC			39,900	402,276
Kelda Group PLC			81,500	790,685
Man Group PLC			15,300	329,579
Old Mutual PLC			309,800	641,245
Reckitt Benckiser PLC			19,800	485,702
Royal Bank of Scotland Group PLC			56,585	1,636,140
SABMiller PLC			80,200	1,059,951
Scottish Power PLC			98,700	755,492
Shell Transport & Trading Company PLC			82,900	609,020
Shire Pharmaceuticals Group PLC			88,400	837,207
Tesco PLC			133,200	688,361
United Business Media PLC			83,400	705,240
Vodafone Group PLC		1,208,400		2,895,294
Whitbread PLC			38,800	579,222
Wolseley PLC			41,500	709,376
Xstrata PLC			48,200	793,334
Total Cost (cost $25,018,322)				28,843,080
Total Equities (cost $101,394,890)				119,313,146

				Value ($)
Short-Term Investments—1.1%	Rate	Maturity	Par Value ($)	(Note 1A)

U.S. Government—0.4%
U.S. Treasury Bill	1.640%	12/16/2004	470,000 [c]	468,383
Investment Companies—0.7%			Shares
Dreyfus Institutional Preferred
Plus Money Market Fund			887,387 [d]	887,387
Total Short Term Investments (cost $1,355,770)				1,355,770

36

				Value ($)
Investment of Cash Collateral—8.2%		Rate (%) Maturity	Shares ($)	(Note 1A)

Dreyfus Cash Management Plus
	Money Market Fund (cost $10,352,104)		10,352,104 [d]	10,352,104

TOTAL INVESTMENTS—103.7% (cost $113,102,764)				131,021,020
Liabilities in Excess of Other Assets—(3.7)%				(4,724,770)
NET ASSETS—100%				126,296,250

Notes to Schedule of Investments:
[a]	Security, or a portion thereof, was on loan at 9/30/04.
[b] Non-income producing security.
[c]	Denotes all or part of security segregated as collateral.
[d]	Affiliated institutional money market fund.
At September 30, 2004 the Portfolio held the following futures contracts.
		Expiration	Underlying Face	Unrealized
Contract	Position	Date	Amount at Value ($)	Gain (Loss) ($)

MSCI Pan-Euro (252 contracts)	Long	12/17/2004	5,108,449	(31,235)
Topix Futures (17 contracts)	Long	12/9/2004	1,711,661	(11,254)
				(42,489)

The Fund 37

Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004

	Cost	Value

Assets ($):
Investment in securities (Note 1A) (including securities
on loan, valued at $9,806,048) (Note 6):
Unaffiliated issuers, at value (identified cost $101,863,273)		119,781,529
Affiliated issuers, at value (identified cost $11,239,491) (Note 1G)		11,239,491
Foreign currency, at value (identified cost, $5,336,593)		5,403,974
Receivable for investments sold		984,286
Interest and dividends receivable		324,152
Prepaid expenses		5,076
Total assets		137,738,508

Liabilities ($):
Liability for securities on loan (Note 6)		10,352,104
Payable for investments purchased		1,023,985
Payable for variation margin on
open financial futures contracts (Note 5)		9,945
Accrued accounting and custody fees		22,593
Accrued trustees’ fees and expenses		2,223
Accrued expenses and other liabilities		31,408
Total liabilities		11,442,258

Net Assets (applicable to investors’ beneficial interest) ($)		126,296,250

The accompanying notes are an integral part of the financial statements.

38

Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

Investment Income (Note 1B) ($):
Dividend income (net of foreign withholding taxes of $275,643)	2,177,737
Interest income (including securities
lending income of $64,099) (Note 6)	97,721
Total investment income	2,275,458
Expenses
Investment advisory fee (Note 2)	778,145
Accounting and custody fees (Note 2)	156,587
Legal and audit services	40,819
Trustees’ fees and expenses (Note 2)	18,553
Insurance expense	9,712
Miscellaneous expenses	5,780
Total expenses	1,009,596
Net investment income	1,265,862

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss):
Investment security transactions	15,501,687
Financial futures contracts	348,274
Foreign currency and forward
foreign currency exchange contracts	(200,841)
Net realized gain	15,649,120
Investment securities	5,207,303
Financial futures contracts	56,569
Foreign currency and forward foreign currency exchange contracts	3,056
Net change in unrealized appreciation (depreciation)	5,266,928
Net realized and unrealized gain	20,916,048
Net Increase (Decrease) in Net Assets from Operations	22,181,910

The accompanying notes are an integral part of the financial statements.

The Fund 39

Mellon Institutional Funds Master Portfolio
The Boston Company International	Core	Equity	Portfolio

STATEMENT OF CHANGES IN NET ASSETS
		For the Period
		January 28, 2003
	For the	(commencement
	Year Ended	of operations) to
	September 30, 2004	September 30, 2003

Increase (Decrease) in Net Assets ($):
From Operations
Net investment income	1,265,862	797,821
Net realized gain	15,649,120	1,041,685
Change in net unrealized
appreciation (depreciation)	5,266,928	13,981,959
Net increase in net assets from operations	22,181,910	15,821,465

Capital Transactions ($):
Assets contributed by The Boston Company
International Core Equity Fund (including
unrealized appreciation of $0 and $1,307,052)	—	55,577,761
Contributions	50,826,021	10,906,317
Withdrawals	(24,372,009)	(4,645,215)
Net increase in net assets
from capital transactions	26,454,012	61,838,863
Total Increase (Decrease) in Net Assets	48,635,922	77,660,328

Net Assets ($):
At beginning of period	77,660,328	—
At end of period	126,296,250	77,660,328

The accompanying notes are an integral part of the financial statements.

40

Mellon Institutional Funds Master Portfolio
The Boston Company International	Core	Equity	Portfolio

FINANCIAL HIGHLIGHTS
		For the Period
		January 28, 2003
	For the	(commencement
	Year Ended	of operations) to
	September 30, 2004	September 30, 2003

Total Return (%) †	27.12††	22.46a††
Ratios/Supplemental data:
Expenses (to average daily net assets) †††	1.04	1.17[b]
Net Investment Income
(to average daily net assets) †††	1.30	1.81[b]
Portfolio Turnover	80	63[a]

Net Assets, End of Period (000’s omitted) ($)	126,296	77,660

  For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for all or a portion of its operating expenses. If this voluntary action had not been taken, the per share ratios would have been: Ratios (to average daily net assets) (%):
Expenses	N/A	1.20[b]
Net investment income	N/A	1.78[b]

  Total return for the Portfolio has been calculated based on the total return for the investor Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements.
††	Total return would have been lower in the absence of expense waivers.
[a]	Not annualized
[b]	Computed on an annualized basis.

The Fund 41

Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”) was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.The Boston Company International Core Equity Portfolio (the “Portfolio”), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in the foreign countries represented in the MSCI Europe, Australia, Far East Index and Canada.

At September 30, 2004, there were two funds,The Boston Company International Core Equity Fund and Dreyfus Premier International Equity Fund, invested in the Portfolio.The value of the funds’ investment in the Portfolio reflects the funds’ proportionate interests in the net assets of the Portfolio. At September 30, 2004, The Boston Company International Core Equity Fund and the Dreyfus Premier International Equity Fund held approximately 98.5% and 1.5% interests in the Portfolio, respectively.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Investment security valuations: Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Because foreign markets may be open at different times than the New York Stock

42

Exchange, the value of the Portolio’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the New York Stock Exchange.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Portfolio may value its assets by a method the Trustees believe accurately reflects the fair value.The Trustees have adopted fair value pricing procedures, which, among other things, require the Portfolio to fair value such secutities if there has been a movement in the U.S. market that exceeds a specified threshold.Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by each fund to a significant extent.

Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

(b) Securities transactions and income: Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.The Portfolio does

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts usually received or paid.

(c) Income taxes: The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.The Portfolio allocates at least annually among its investors each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

(d) Foreign currency transactions: Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. For finan-

44

cial statement purposes, such amounts are included in net realized gains or losses.

(e) Investment risk: There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

(f) Commitments and contingencies: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(g) Affiliated Issuers: Issuers in which the Fund held investments in other investment companies advised by The Boston Company Asset Management, LLC (“TBCAM”) or its affiliates.

NOTE 2—Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Portfolio’s average daily net assets. For the year ended September 30 2004, the Portfolio paid $778,145 in investment advisory fees to TBCAM.

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolio has contracted Mellon Bank, N.A. (“Mellon Bank”), a whollly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide a custody, fund administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus fees that are asset and transaction based, as well as, out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $150,179 during the year ended September 30, 2004.

No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

The following table sets forth all remuneration paid to the Trustees by the Portfolio for the fiscal year ended September 30, 2004:

	Name of Trustee
	Samuel C. Fleming	$2,443
	Benjamin M. Friedman	$2,443
	John H. Hewitt	$2,443
	Caleb Loring, III	$2,639
	Patrick J. Sheppard	0
	Richard S. Wood †	0
†	Mr.Wood resigned from the Board of Trustees on October 7, 2003.

NOTE 3—Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2004 were $97,530,191 and $74,266,266, respectively. For the year ended September 30, 2004, the Portfolio did not purchase or sell any long-term U.S. Government securities.

46

NOTE 4—Federal Taxes:

As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2004, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$113,561,881
Gross unrealized appreciation	$19,122,466
Gross unrealized depreciation	(1,663,323)
Net unrealized appreciation	$17,459,143

NOTE 5—Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust’s registration statement.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

Options

Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price. The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns.Writing puts and buying calls tend to increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio’s exposure to the underlying instrument, or hedge other

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value.The underlying face amount at value of any open purchased options is shown in the Schedule of Investments.This amount reflects each contract’s exposure to the underlying instrument at year end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract’s terms.

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

The Portfolio did not enter into option transactions during the year ended September 30, 2004.

Forward currency exchange contracts

The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the

48

value of a foreign currency relative to the U.S. dollar and other foreign currencies.The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio’s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

At September 30, 2004, the Portfolio held forward foreign currency exchange contracts. See Schedule of Investments for further detail.

Futures contracts

The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.There are several risks in connection with the use of futures contracts as a hedging device.The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease the Portfolio’s exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s terms.The Portfolio enters into financial futures transactions primar-

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

ily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At September 30, 2004, the Portfolio held futures contracts. See Schedule of Investments for further detail.

NOTE 6—Security Lending:

The Portfolio entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio’s lending agent. Pursuant to this agreement Mellon Bank receives an agreed upon percentage of the net lending revenues.This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities.

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy.The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio’s obligations due on the loans.

50

The Portfolio loaned securities during the year ended September 30, 2004 resulting in $64,099 worth of security lending income. At September 30, 2004 the Portfolio had securities valued at $9,806,048 on loan.

NOTE 7—Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the “Trust”) are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a facility fee, computed at an annual rate of .060 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2004, the facility fee was $1,805.

During the year ended September 30, 2004, the Portfolio had no borrowings under the credit facility.

The Fund 51

Mellon Institutional Funds Master Portfolio

The Boston Company International Core Equity Portfoli o

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of The Boston Company International Core Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Core Equity Portfolio (the “Portfolio”) at September 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
November 19, 2004

52

Mellon Institutional Funds Master Portfolio
The Boston Company International Core Equity Portfolio

TRUSTEES AND OFFICERS

The following table lists the Trust’s trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies as of September 30, 2004. The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES
Samuel C. Fleming (64)
Trustee (1986)
c/o Decision Resources, Inc., 260 Charles Street,Waltham, MA 02453
Principal Occupation During Past 5 Years:
• Chairman of the Board and Chief Executive Officer, Decision Resources, Inc.
Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————
Caleb Loring III (61)
Trustee (1986)
c/o Essex Street Associates, P.O. Box 181, Beverly, MA 01915
Principal Occupation During Past 5 Years:
• Trustee, Essex Street Associates (family investment trust office)
Number of Portfolios in Fund Complex Overseen by Trustee 30

———————
Benjamin M. Friedman (60)
Trustee (1986)
c/o Harvard University, Cambridge, MA 02138
Principal Occupation During Past 5 Years:
• William Joseph Maier, Professor of Political Economy, Harvard University
Number of Portfolios in Fund Complex Overseen by Trustee: 30

The Fund 53

TRUSTEES AND OFFICERS (continued)
INDEPENDENT TRUSTEES (continued)
John H. Hewitt (69)
Trustee (1986)
P.O. Box 2333, New London, NH 03257
Principal Occupation During Past 5 Years:
• Trustee, Mertens House, Inc. (hospice)
Number of Portfolios in Fund Complex Overseen by Trustee: 30

INTERESTED TRUSTEES
Patrick J. Sheppard (39)
Trustee, President and Chief Executive Officer (2003)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:

  Senior Vice President and Chief Operating Officer, Mellon Institutional Asset Management; formerly Vice President and Chief Financial Officer, Mellon Institutional Asset Management

Number of Portfolios in Fund Complex Overseen by Trustee: 30

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Barbara A. McCann (43)
Vice President and Secretary (2003)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:

  Senior Vice President and Head of Operations, Mellon Institutional Asset Management; formerly First Vice President, Mellon Institutional Asset Management and Mellon Global Investments

Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————
Steven M. Anderson (39)
Vice President and Treasurer (1999)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Vice President and Mutual Funds Controller, Mellon Institutional Asset Management
Number of Portfolios in Fund Complex Overseen by Trustee: 30

54

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)

Denise B. Kneeland (53)
Assistant Vice President (1996)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Vice President and Manager, Mutual Funds Operations, Mellon Institutional Asset Management
Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————
Cara E. Hultgren (33)
Assistant Vice President (2001)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:

  Assistant Vice President and Manager, Shareholder Services, Mellon Institutional Asset Management since 2001; Shareholder Representative, Standish Mellon Asset Management.

Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————
Jan F. Jumet (38)
Chief Compliance Officer (2004)
Standish Mellon Asset Management Company LLC, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:

  Senior Vice President and Chief Compliance Officer for Standish Mellon Asset Management Company LLC; formerly Director of Compliance and Administration and Chief Administration Officer for Standish Mellon Asset Management Company LLC, Senior Vice President and Chief Administration Officer for Mellon Bond Associates, LLP, and First Vice President and Senior Sales Associate for Mellon Institutional Asset Management

Number of Portfolios in Fund Complex Overseen by Trustee: 30

The Fund 55

NOTES

For More	Information

Dreyfus Premier	Custodian and Sub-Administrator

International Equity Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Advisor	Transfer Agent &

(to the Master Portfolio)	Dividend Disbursing Agent

The Boston Company
Dreyfus Transfer, Inc.
Asset Management, LLC
200 Park Avenue
Mellon Financial Center
New York, NY 10166
One Boston Place

Boston, MA 02108	Distributor

Administrator	Dreyfus Service Corporation
200 Park Avenue
The Dreyfus Corporation
New York, NY 10166
200 Park Avenue

New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending December 31, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

0720AR0904
>

© 2004 Dreyfus Service Corporation

Dreyfus Premier International Small Cap Fund

ANNUAL REPORT September 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Assets and Liabilities
11	Statement of Operations
12	Statements of Changes in Net Assets
14	Financial Highlights
19	Notes to Financial Statements
26	Report of Independent Registered
Public Accounting Firm
27	Board Members Information
29	Officers of the Fund
31	Portfolio Information (Master Portfolio)
32	Schedule of Investments (Master Portfolio)
40	Statement of Assets and Liabilities
(Master Portfolio)
41	Statement of Operations (Master Portfolio)
42	Statements of Changes in Net Assets
(Master Portfolio)
43	Financial Highlights (Master Portfolio)
44	Notes to Financial Statements (Master Portfolio)
54	Report of Independent Registered
Public Accounting Firm (Master Portfolio)
55	Trustees and Officers (Master Portfolio)

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
International Small Cap Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier International Small Cap Fund covers the 12-month period from October 1, 2003, through September 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Daniel B. LeVan, of The Boston Company Asset Management, LLC, adviser of the master portfolio in which the fund is invested.

Stock market performance in the world’s industrialized and emerging markets was mixed over the reporting period. After demonstrating optimism during the first half of the reporting period, investors recently have become more cautious as the insurgency in Iraq, higher commodity prices and rising U.S. interest rates have become more of a drag on global economic growth. Nonetheless, business conditions in a variety of regions and industries appear to remain relatively strong, with many international companies reporting strong earnings growth.

During the second half of the reporting period, the U.S. Federal Reserve Board raised short-term rates three times in what many analysts believe is the beginning of a series of increases. At times such as these, when market conditions are in a period of transition, we believe it is especially important for investors to stay in close touch with their financial advisors.Your financial advisor can help you rebalance your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation October 15, 2004
2

How did Dreyfus Premier International Small Cap Fund perform relative to its benchmark?

For the 12-month period ended September 30, 2004, the fund produced total returns of 30.49% for its Class A Shares, 29.76% for its Class B Shares, 29.72% for its Class C shares, 31.05% for its Class R shares and 30.30% for its Class T shares.1 In comparison, the fund’s benchmark, the S&P/Citigroup Extended Market Ex-U.S. Index (“EM Ex-U.S. Index”), produced a total return of 27.65% for the same period.2

While international small-cap stocks posted strong returns, most of the fund’s gains took place during the first half of the reporting period. In the second half of the reporting period, soaring energy costs were both a sign of and a restraint on economic growth. The fund produced higher returns than its benchmark primarily due to superior stock selection in a majority of countries and sectors. Companies held in the fund’s portfolio benefited from exposure to both the global economic growth and to surging oil prices.

What is the fund’s investment approach?

The fund seeks long-term growth of capital. The fund is a “feeder fund” that invests all of its assets in a “master” portfolio known as The Boston Company International Small Cap Portfolio of the Mellon Institutional Funds Master Portfolio. The fund invests, under normal circumstances, at least 80% of its assets in stocks that are located in foreign countries represented in the EM Ex-U.S. Index. The fund normally invests at least 80% of its assets in companies with market capitalizations of at least $100 million.

Although the portfolio manager generally seeks to allocate assets among countries in accordance with the EM Ex-U.S. Index, deviations may occur. Similarly, the portfolio manager uses the sector group allocations of the EM Ex-U.S. Index as a guide, but allocations may differ from those

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

of the EM Ex-U.S.Index.The fund also may invest up to 20% of its assets in high-grade fixed-income securities of any maturity or duration.

Our approach is to employ a “bottom-up” stock selection process that emphasizes individual stock selection.The portfolio manager uses quantitative models combined with qualitative analysis to construct a diversified portfolio of stocks that appear to have an attractive combination of solid business momentum and reasonable valuations.The models rank the relative attractiveness of stocks based on measures of business momentum and valuation. Analysts conduct further investigation into those stocks that rank highly to evaluate their business model and select those investments that are undervalued relative to their growth prospects.

What other factors influenced the fund’s performance?

The energy area was by far the benchmark’s best performing sector during the reporting period, producing returns that were more than double that of the international small-cap market as a whole. Among the fund’s energy holdings, U.K.-based exploration and production company Cairn Energy saw its stock rise after achieving success with its huge oil discovery and drilling efforts in India.

However, rising energy prices dampened the enthusiasm for Japanese stocks, primarily because of Japan’s dependence on imported oil. As a result, Japan’s small-cap market underperformed the international small-cap index by a significant degree. Nonetheless, sectors within Japan’s economy continued to thrive. Indeed, one of the fund’s best performing stocks over the reporting period was Kawasaki Kisen Kaisha, a Japanese shipping company that benefited from booming global trade with China.The company has successfully passed on higher energy costs to its customers by increasing its shipping container rates.

Despite a stronger global economy, the technology sector produced disappointing results during the reporting period, particularly among semiconductor companies. A lack of new, breakthrough products in personal computers and cell phones has reduced demand for components. At the same time, corporate spending on new technology has been lackluster. In this less-than-stellar environment, results from the fund’s technology investments were mixed. Tandberg Television, a Norwegian manufacturer serving fast-growing satellite TV and cable

4

broadband markets, saw earnings growth accelerate and its stock price rose sharply. On the other hand, Open Text, a Canadian software company, declined in value when it became apparent that expected synergies from a major acquisition were unlikely to materialize.

Finally, the fund’s performance was hindered by its position in Germany’s Hannover Re, one of the world’s highest-quality reinsurance companies, whose earnings and share price came under pressure due to unprecedented losses from a recent string of hurricanes.

What is the fund’s current strategy?

The fund continues to attempt to identify what we believe to be attractive stocks in every geographic and economic sector of the international small-cap market, searching for individual companies with strong business prospects that are selling for reasonable prices. Although we employ a bottom-up stock selection process to find such investments, we also are aware of current macroeconomic and market trends, including the price of oil, growth expectations in China and even weather forecasts. We believe that the best way to manage the risks that these factors present is to construct a broadly diversified portfolio of companies located in markets throughout the world.

October 15, 2004
The fund invests in a “master portfolio” that has the same investment objective and policies as the
fund.This is known as a master/feeder arrangement.The investment adviser to the master portfolio is The Boston Company Asset Management, LLC, an affiliate of Dreyfus. References to the “fund” in this report generally mean the fund and the master portfolio in which it invests.
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until the fund’s total assets reach $15 million and, in any event, at least until January 1,
2005. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: Citigroup Global Markets, Inc. — Reflects net reinvestment of dividends and, where applicable, capital gain distributions.The S&P/Citigroup Extended Market Ex-U.S. Index
represents the small capitalization component of the S&P/Citigroup Broad Market Index which is a comprehensive float-weighted index of companies in 27 countries (excluding the U.S.) with market capitalizations of at least U.S. $100 million.

The Fund 5

FUND PERFORMANCE
† Source: Citigroup Global Markets Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of
Dreyfus Premier International Small Cap Fund on 1/2/96 (inception date) to a $10,000 investment made in the
S&P/Citigroup Extended Market Ex U.S. Index (the “Index”) on that date. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses.All dividends and capital gain distributions are reinvested.
The fund invests its assets in a “master portfolio” that has the same investment objective and policies as the fund.This is known as a master/feeder arrangement.The fund did not have its own performance as of 1/31/03.The performance information above represents the performance of the master portfolio (which represents the performance of its predecessor funds) and expenses of the master portfolio’s predecessor funds, which were an unregistered fund and an open-end registered fund, through January 31, 2003 and the fund’s performance thereafter. On January 31, 2000, the unregistered fund contributed all of its assets to the registered fund, which contributed all of its assets to the master portfolio before the fund commenced investment operations. Since the unregistered fund was not registered as a mutual fund, it was therefore not subject to certain investment restrictions that are imposed on mutual funds. If it had been registered as a mutual fund, its performance may have been adversely affected.The performance of the unregistered fund was calculated according to the standardized SEC method except that monthly rather than daily fund values were used.The fund commenced investment operations on 2/3/03. 1/2/96 represents the inception date of the master portfolio’s predecessor fund. Performance figures for the master portfolio’s predecessor funds have not been adjusted to reflect the fund’s operating expenses; if these expenses had been reflected, such performance would have been lower.
The fund’s performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares and all other applicable fees and expenses on all classes.The Index represents the small capitalization component of the Citigroup Broad Market Index which is a comprehensive float-weighted index of companies in 22 countries (excluding the U.S.) with market capitalizations of at least U.S. $100 million.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
6

Average Annual Total Returns as of 9/30/04

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	1/2/96	22.95%	9.60%	13.66%
without sales charge	1/2/96	30.49%	10.91%	14.43%
Class B shares
with applicable redemption charge †	1/2/96	25.76%	10.37%	14.43%
without redemption	1/2/96	29.76%	10.63%	14.43%
Class C shares
with applicable redemption charge ††	1/2/96	28.72%	10.63%	14.27%
without redemption	1/2/96	29.72%	10.63%	14.27%
Class R shares	1/2/96	31.05%	11.00%	14.49%
Class T shares
with applicable sales charge (4.5%)	1/2/96	24.40%	9.79%	13.77%
without sales charge	1/2/96	30.30%	10.80%	14.37%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier International Small Cap Fund from April 1, 2004 to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.54	$ 12.31	$ 12.31	$ 7.28	$ 9.80
Ending value (after expenses)	$1,022.20	$1,018.40	$1,018.40	$1,023.50	$1,021.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2004

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 8.52	$ 12.28	$ 12.28	$ 7.26	$ 9.77
Ending value (after expenses)	$1,016.55	$1,012.80	$1,012.80	$1,017.80	$1,015.30

  Expenses are equal to the Fund’s annualized expense ratio of 1.69% for Class A, 2.44% for Class B, 2.44% for Class C, 1.44% for Class R and 1.94% for Class T; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
8

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004

Value

Assets ($):
Investment in The Boston Company International
Small Cap Portfolio (Portfolio), at value (Note 1A)	7,539,054
Receivable for Fund shares sold	169,081
Receivable from advisor	72,498
Prepaid expenses	2,188
7,782,821

Liabilities ($):
Accrued professional fees	3,239
Payable for Fund shares redeemed	2,095
Accrued Directors’ fees and expenses	1,104
Accrued distribution fees	8,213
Accrued service fees	5,945
Accrued expenses and other liabilities	3,886
24,482

Net Assets ($)	7,758,339

Net Assets consist of ($):
Paid-in capital	7,811,444
Accumulated net realized (loss)	(85,116)
Undistributed net investment income	13,511
Net unrealized appreciation	18,500

Net Assets ($)	7,758,339

Net Assets Attributable to ($):
Class A	4,324,249
Class B	2,182,352
Class C	1,045,603
Class R	137,550
Class T	68,585

The Fund 9

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004 (continued)

Value

Shares of beneficial interest outstanding:
Class A	276,448
Class B	140,952
Class C	67,531
Class R	8,759
Class T	4,401

Net Asset Value Per Share ($):
(Net Assets/Shares outstanding)
Class A	15.64
Class B	15.48
Class C	15.48
Class R	15.70
Class T	15.58

The accompanying notes are an integral part of the financial statements

10

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2004

Value

Investment Income (Note 1B) ($):
Dividend income allocated from Portfolio
(net of foreign withholding taxes of $7,112)	65,364
Interest income allocated from Portfolio	5,391
Expenses allocated from Portfolio	(33,425)
Net investment income allocated from Portfolio	37,330
Expenses:
Professional fees	26,614
Registration fees	40,494
Distribution fees (Note 2b)	10,782
Shareholder servicing costs (Note 2c)	7,259
Directors fees and expenses	1,110
Transfer agent fees (Note 2c)	985
Prospectus and shareholders’ reports	6,409
Miscellaneous	6,701
Total Expenses	100,354
Less—reimbursement of Fund operating expenses (Note 2a)	(72,738)
Net Expenses	27,616
Investment income—net	9,714

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss) allocated from Portfolio on:
Investment security transactions allocated from Portfolio	402,497
Change in unrealized appreciation (depreciation)
on investments allocated from Portfolio	4,614
Net Realized and Unrealized Gain on Investments	407,111
Net Increase in Net Assets from Operations	416,825

The accompanying notes are an integral part of the financial statements

The Fund 11

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30,

	2004	2003 [a]

Operations ($):
Increase (Decrease) in Net Assets:
From Investment Operations:
Net investment income	9,714	179
Net realized gain on investments	402,497	5,197
Change in net unrealized appreciation	4,614	13,886
Net Increase in Net Assets from Investment Operations	416,825	19,262

Dividend to Shareholders from ($)
Net investment income:
Class A	(377)	—
Class B	(70)	—
Class C	(8)	—
Class R	(103)	—
Class T	(56)	—
Net realized gains on investments:
Class A	(729)	—
Class B	(870)	—
Class C	(518)	—
Class R	(168)	—
Class T	(183)	—
Total Dividends	(3,082)	—

Fund Share (Principal) Transactions (Note 4) ($):
Net proceeds from sale of shares:
Class A	6,128,305	29,097
Class B	2,337,332	66,590
Class C	1,031,388	46,555
Class R	115,686	7,000
Class T	55,268	7,000

12

	Year Ended September 30,

	2004	2003 [a]

Fund Share (Principal)
Transactions (Note 4) ($) (continued):
Dividends reinvested:
Class A	1,105	—
Class B	822	—
Class C	495	—
Class R	271	—
Class T	239	—
Cost of shares redeemed:	—
Class A	(2,025,005)	—
Class B	(367,595)	(1,561)
Class C	(101,475)	—
Class R	(10)	—
Class T	(6,173)	—
Net Increase in Net Assets
from Fund Share Transactions	7,170,653	154,681
Total Increase in Net Assets	7,584,396	173,943

Net Assets ($):
Beginning of period	173,943	—
End of period (including undistributed
net investment income of $13,511 and $447)	7,758,339	173,943

a From February 1, 2003 (commencement of operations) to September 30, 2003. The accompanying notes are an integral part of the financial statements

The Fund 13

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,

Class A Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.07	8.98
Investment Operations:
Investment income—net †	.09[b]	.06[b]
Net realized and unrealized gain on investments	3.57	3.03
Total from investment operations	3.66	3.09
Distributions:
Dividends from investment income—net	(.03)	—
Dividends from net realized gain on investments	(.06)	—
Total Distributions	(.09)	—
Net asset value, end of period	15.64	12.07

Total Return (%)	30.49[c]	34.41[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.69	1.12[d]
Net investment income
(to average daily net assets) †	.68	.58[d]

Net Assets, end of period ($ X 1,000)	4,324	32

  The expense ratio includes those expenses allocated from the Portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:
Net investment (loss) per share ($)	(.23)[b]	(17.31)[b]
Ratios (to average daily net assets) (%):
Expenses	4.13	166.94[d]
Net investment (loss)	(1.76)	(165.24)[d]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

14

	Year Ended September 30,

Class B Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	11.99	8.98
Investment Operations:
Investment income—net †	(.01)[b]	.01[b]
Net realized and unrealized gain on investments	3.57	3.00
Total from investment operations	3.56	3.01
Distributions:
Dividends from investment income—net	(.01)	—
Dividends from net realized gain on investments	(.06)	—
Total Distributions	(.07)	—
Net asset value, end of period	15.48	11.99

Total Return (%)	29.76[c]	33.52[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	2.44	1.61[d]
Net investment income (loss)
(to average daily net assets) †	(.07)	.08[d]

Net Assets, end of period ($ X 1,000)	2,182	73

  The expense ratio includes those expenses allocated from the Portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:
Net investment (loss) per share ($)	(.34)[b]	(18.03)[b]
Ratios (to average daily net assets) (%):
Expenses	4.88	167.44[d]
Net investment (loss)	(2.51)	(165.75)[d]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)
	Year Ended September 30,

Class C Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	11.99	8.98
Investment Operations:
Investment income—net †	(.01)[b]	.01[b]
Net realized and unrealized gain on investments	3.56	3.00
Total from investment operations	3.55	3.01
Distributions:
Dividends from investment income—net	(.00)[c]	—
Dividends from net realized gain on investments	(.06)	—
Total Distributions	(.06)	—
Net asset value, end of period	15.48	11.99

Total Return (%)	29.72[d]	33.52[d,e]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	2.44	1.61[e]
Net investment income
(to average daily net assets) †	(.07)	.09[e]

Net Assets, end of period ($ X 1,000)	1,046	50

  The expense ratio includes those expenses allocated from the Portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:
Net investment (loss) per share ($)	(.34)[b]	(17.65)[b]
Ratios (to average daily net assets) (%):
Expenses	4.88	167.43[e]
Net investment (loss)	(2.51)	(165.73)[e]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Amount represents less than $.01 per share.
[d] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[e] Not annualized.
The accompanying notes are an integral part of the financial statements.

16

	Year Ended September 30,

Class R Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.07	8.98
Investment Operations:
Investment income—net †	.13[b]	.08[b]
Net realized and unrealized gain on investments	3.60	3.01
Total from investment operations	3.73	3.09
Distributions:
Dividends from investment income—net	(.04)	—
Dividends from net realized gain on investments	(.06)	—
Total Distributions	(.10)	—
Net asset value, end of period	15.70	12.07

Total Return (%)	31.05[c]	34.41[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.44	.95[d]
Net investment income
(to average daily net assets) †	.93	.74[d]

Net Assets, end of period ($ X 1,000)	138	9

  The expense ratio includes those expenses allocated from the Portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:
Net investment (loss) per share ($)	(.21)[b]	(16.87)[b]
Ratios (to average daily net assets) (%):
Expenses	3.88	166.78[d]
Net investment (loss)	(1.51)	(165.09)[d]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers .
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
	Year Ended September 30,

Class T Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.03	8.98
Investment Operations:
Investment income—net †	.06[b]	.04[b]
Net realized and unrealized gain on investments	3.57	3.01
Total from investment operations	3.63	3.05
Distributions:
Dividends from investment income—net	(.02)	—
Dividends from net realized gain on investments	(.06)	—
Total Distributions	(.08)	—
Net asset value, end of period	15.58	12.03

Total Return (%)	30.30[c]	33.96[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.94	1.28[d]
Net investment income
(to average daily net assets) †	.43	.41[d]

Net Assets, end of period ($ X 1,000)	69	9

  The expense ratio includes those expenses allocated from the Portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:
Net investment (loss) per share ($)	(.28)[b]	(16.88)[b]
Ratios (to average daily net assets) (%):
Expenses	4.38	167.10[d]
Net investment (loss)	(2.01)	(165.41)[d]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.
The accompanying notes are an integral part of the financial statements.

18

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund
NOTES TO	FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier International Small Cap Fund (the “Fund”) is a separate diversified portfolio of a series of Dreyfus Premier Stock Funds (the “Company”) which is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and operates as a series company currently offering three series, including the Fund.The Fund’s investment objective seeks to provide investors with long-term capital growth.The Dreyfus Corporation (“Dreyfus”) serves as the Fund’s administrator. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

The Fund is a “feeder fund” that invests all of its investable assets in a “master” portfolio known as The Boston Company International Small Cap Portfolio (the “Portfolio”), a series of the Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Citigroup Extended Market Ex-U.S. Index and to a limited extent, emerging markets. The Boston Company Asset Management LLC (“TBCAM”), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the Portfolio. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (approximately 3.4% at September 30, 2004).The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund’s shares. The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C,

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

(a) Investment security valuations: The Fund records its investment in the Portfolio at value.The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

(b) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Currently, the Fund’s net investment income consists of the Fund’s pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with U.S. generally accepted accounting principles. All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

20

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio. In 2004, the fund incurred a redemption in-kind which resulted in a realized gain of $60,289, which will be deferred indefinitely for tax purposes.

(d) Allocation of operating activity: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios.

Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund’s shares, are charged to that class’ operations.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a “regulated investment company”, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $15,112.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2004 and September 30, 2003, were

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

as follows: ordinary income $1,728 and $0 and capital gain $1,354 and $0, respectively.

During the period ended September 30, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for net operating income, the fund increased accumulated undistributed investment income-net by $3,963, decreased net realized gain (loss) on investments by $487,599 and increased paid-in-capital by $483,636. Net assets were not affected by this reclassification.

NOTE 2 —Investment Advisory Fee and Other Transactions With Affiliates:

(a)The Fund does not directly pay any investment advisory fees,but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Dreyfus is currently limiting the operating expenses, or assuming all or part of the expenses of the Fund, excluding Rule 12b-1 fees, Shareholder Services fees and any class specific expenses, to 1.45% of the Fund’s average daily net assets. Pursuant to this expense limitation, for the period ended September 30, 2004, Dreyfus voluntarily reimbursed the Fund in the amount of $72,739 for its operating expenses. Dreyfus has contractually agreed to this expense limitation and or waiver until the Fund’s total assets reach $15 million and, in any event, at least until January 1, 2005.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2004, Class B, Class C and Class T shares were charged $7,749, $2,919 and $114, respectively,

22

pursuant to the Plan.

During the period ended September 30, 2004, the Distributor retained $8,238 and $17 from commissions earned on sales of the Fund’s Class A and and Class T shares, respectively, and $1,493 and $200 from contingent deferred sales charges on redemptions of the Fund’s Class B and Class C shares, respectively.

(c) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of the shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2004, Class A, Class B, Class C and Class T shares were charged $3,601, $2,574, $970 and $114, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 2004, the Fund was charged $985 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 3—Investment Transactions:

Increases and decreases in the Fund’s investment in the Portfolio for the period ended September 30, 2004 aggregated $9,509,415 and $2,585,698, respectively.

NOTE 4—Capital Share Transactions:
	Year Ended September 30,

	2004	2003 [a]

Class A:
Shares sold	412,761	2,657
Dividends reinvested	83	–
Shares redeemed	(139,054)	–
Net increase	273,790	2,657
Class B:
Shares sold	159,497	6,186
Dividends reinvested	62	–
Shares redeemed	(24,662)	(131)
Net increase	134,896	6,055
Class C:
Shares sold	70,060	4,213
Dividends reinvested	38	–
Shares redeemed	(6,779)	–
Net increase	63,318	4,213
Class R:
Shares sold	7,959	780
Dividends reinvested	20	–
Net increase	7,979	780
Class T:
Shares sold	4,003	780
Dividends reinvested	18	–
Shares redeemed	(400)	–
Net increase	3,621	780
[a] From February 1, 2003 (commencement of operations) to September 30, 2003.

24

At September 30, 2004, one shareholder, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 785 shares of the Class R and 784 shares of Class T shares of the Fund.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 25

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of Dreyfus Premier Stock Funds and the Shareholders of Dreyfus Premier International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Premier Stock Funds: Dreyfus Premier International Small Cap Fund (the “Fund”) at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
November 19, 2004
26

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund

BOARD MEMBERS INFORMATION (Unaudited)
Joseph S. DiMartino (61) Chairman of the Board (2003) Principal Occupation During Past 5 Years: • Corporate Director and Trustee Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board

No. of Portfolios for which Board Member Serves: 186 ———————

David W. Burke (68) Board Member (2003)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83 ———————

William Hodding Carter III (69) Board Member (2003)

Principal Occupation During Past 5 Years:

• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)

Other Board Memberships and Affiliations:

  Independent Sector, Director
  The Century Foundation, Director
  The Enterprise Corporation of the Delta, Director
  Foundation of the Mid-South, Director

No. of Portfolios for which Board Member Serves: 11 ———————

Ehud Houminer (64) Board Member (2003)

Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 30
The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Richard C. Leone (64) Board Member (2003)
Principal Occupation During Past 5 Years:
  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————
Hans C. Mautner (66)
Board Member (2003)

Principal Occupation During Past 5 Years:
  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
  Mezzacappa Multi-Strategy Fund LLC Mezzacappa Multi-Strategy Plus Fund LLC
No. of Portfolios for which Board Member Serves: 11
———————
Robin A. Pringle (41)
Board Member (2003)

Principal Occupation During Past 5 Years:
  Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organiza- tion that is leading the movement to connect America’s young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————
John E. Zuccotti (67)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Chairman of Brookfield Financial Properties, Inc.

No. of Portfolios for which Board Member Serves: 11

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

28

Dreyfus Premier Stock Funds
Dreyfus Premier International Small Cap Fund
OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since February 2003.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since February 2003.

Chief Investment Officer,Vice Chairman and a Director of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 51 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since July 2003.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

JOHN B. HAMMALIAN, Secretary since February 2003.

Associate General Counsel of Dreyfus, and an officer of 37 investment companies (comprised of 46 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since February 2003.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, Assistant Secretary since February 2003.

Associate General Counsel of Dreyfus, and an officer of 26 investment companies (comprised of 87 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1990.

JAMES WINDELS, Treasurer since February 2003.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

The Fund 29

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 26 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ROBERT SVAGNA, Assistant Treasurer since February 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 27 investment companies (comprised of 106 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since February 2003.

Mutual Funds Tax Director of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (98 investment companies, comprising 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. Mr. Connolly has served in various capacities with Dreyfus since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001. Mr. Connolly is 47 years old.

30

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

PORTFOLIO INFORMATION
as of September 30, 2004

			Percentage of
Top Ten Holdings	Country	Sector	Net Assets

Puma AG	Germany	Consumer Discretionary	1.2
Sumisho Lease, Co., Ltd.	Japan	Financials	0.9
Continental AG	Germany	Consumer Discretionary	0.8
Nippon Shokubai Co.	Japan	Materials	0.8
Home Capital Group	Canada	Financials	0.8
Perpetual Trustees Australia	Australia	Financials	0.8
Keihin Corp.	Japan	Consumer Discretionary	0.8
Sims Group Ltd.	Australia	Materials	0.8
Jyske Bank	Denmark	Financials	0.8
Micronas Semiconductor	Switzerland	Information Technology	0.8
			8.5

		Percentage of
Economic Sector Allocation		Net Assets

Consumer Discretionary		19.7
Consumer Staples		6.2
Energy		4.2
Financials		17.5
Health Care		6.0
Industrials		18.8
Information Technology		7.6
Materials		10.5
Telecommunication Services		1.9
Utilities		1.8
Short-term and Net Other Assets		5.8
		100.0

		Percentage of
Geographic Region Allocation †		Net Assets

Europe ex U.K.		40.8
U.K.		20.0
Asia ex Japan		9.3
Japan		18.5
Americas ex U.S.		5.6
		94.2

† Excluding short-term investments and investment of cash collateral.
The Portfolio is actively managed. Current holdings may be different than those presented above.
The Fund	31

Mellon Institutional Funds Master Portfolio
STATEMENT OF INVESTMENTS

The Boston Company International Small Cap Portfolio

SCHEDULE OF INVESTMENTS September 30, 2004
			Value ($)
Security	Shares		(Note 1A)

EQUITIES—94.2%
Australia—3.6%
Caltex Australia Ltd.	172,600		1,164,161
Oil Search Ltd.	1,327,800		1,439,500
Perpetual Trustees Australia Ltd.	48,000		1,750,082
Sims Group Ltd.	171,100	[a]	1,711,770
Southern Cross Broadcasting (Australia) Ltd.	99,100		897,709
West Australian Newspaper Holdings	170,400	[a]	941,031
Total Cost ($6,726,711)			7,904,253
Austria—0.5%
Boehler-Uddeholm	11,500		1,062,995
Total Cost ($733,722)
Belgium—1.7%
Colruyt NV Right	9,724		12,937
Colruyt SA	9,724	[a]	1,366,263
Mobistar SA	20,000	[b]	1,429,910
NV Union Miniere SA	13,400		978,867
Total Cost ($2,443,222)			3,787,977
Canada—5.6%
Astral Media, Inc.	34,500		775,846
Axcan Pharma, Inc.	54,300		846,537
Canfor Corp.	76,400		966,283
CHC Helicopter Corp.	39,100		1,519,229
Ensign Resource Service Group, Inc.	52,100		956,399
GSI Lumonic, Inc.	62,200	[b]	651,051
Home Capital Group, Inc.	92,900		1,753,984
Inmet Mining Corp.	78,400	[b]	1,361,478
Northbridge Financial	69,900		1,292,576
Trican Well Service Ltd.	33,000	[b]	1,256,046
Wheaton River Minerals Ltd.	265,800	[b]	836,750
Total Cost ($9,960,686)			12,216,179
Denmark—1.7%
GN Store Nord A/S	93,500		945,518
Jyske Bank	26,000	[b]	1,694,887
Topdanmark A/S	17,200	[b]	1,106,858
Total Cost ($3,119,880)			3,747,263

32

			Value ($)
Security	Shares		(Note 1A)

Finland—2.0%
Kesko Oyj	55,400		1,213,742
Nokian Renkaat Oyj	12,700		1,381,728
Rautaruukki Oyj	99,000		966,308
YIT-Yhtyma Oyj	38,300		754,812
Total Cost ($3,174,978)			4,316,590
France—7.7%
Alten	49,500		965,693
Ciments Francais	11,100	[a]	966,122
Clarins	12,155		743,434
CNP Assurances	16,700		1,085,998
Eiffage	14,922		1,276,516
Elior	106,700		945,943
Essilor International SA	11,600		746,413
Euler Hermes SA	27,100		1,632,578
Iliad SA	39,700	[a]	937,897
Imerys SA	21,100		1,404,924
Legardere SCA	12,800		794,821
Natexis Banques Populaires	11,900		1,356,835
Oberthur Card Systems	86,400	[a]	585,492
SR Teleperformance	38,300		778,623
Vallourec	11,020		1,288,013
Vinci SA	11,300		1,301,771
Total Cost ($14,848,479)			16,811,073
Germany—6.3%
AWD Holding AG	22,600		748,606
Continental AG	32,900		1,790,537
Hannover Rueckversicherung AG	35,650		1,156,940
Hypo Real Estate Holding	44,200	[b]	1,516,849
Krones AG	8,400		779,582
Mobilcom AG	58,300		845,961
MPC Capital AG	10,400		749,631
Puma AG	9,500		2,548,149
Rhoen Klinikum AG	14,500		716,665
Software AG	22,800		751,262
Thyssenkrupp AG	51,400		1,002,760

The Fund 33

STATEMENT OF INVESTMENTS (continued)

			Value ($)
Security	Shares		(Note 1A)

Germany (continued)
United Internet AG Registered Shares	36,414		783,295
Vossloh AG	11,300		441,886
Total Cost ($10,547,612)			13,832,123
Greece—0.3%
Germanos SA	29,600		694,872
Total Cost ($549,577)
Hong Kong—2.7%
Global Biochem Tech	1,379,000		1,052,375
Golden Meditech Co., Ltd.	3,629,200		763,386
Kerry Properties Ltd.	350,500		660,837
Orient Overseas International Ltd.	283,000		1,132,479
Skyworth Digital Holdings Ltd.	2,654,000		723,351
Wing Hang Bank Ltd.	91,100		595,906
Xinao Gas Holdings Ltd.	1,898,000	[b]	967,659
Total Cost ($5,379,338)			5,895,993
Ireland—1.4%
Fyffes PLC	508,400		1,131,539
Grafton Group PLC	115,200		1,071,433
Kerry Group PLC	35,700		790,131
Total Cost ($2,388,106)			2,993,103
Italy—3.2%
Autostrada Torino-Milano Spa	54,300	[a]	1,120,776
Banco Popolare di Verona e Novara	57,800		1,014,784
Davide Campari-Milano Spa	15,800		795,652
Fondiaria-Sai Spa	24,900	[a]	562,555
Milano Assicurazioni Spa	271,800	[a]	1,145,671
Pirelli & C Real Estate	28,500	[a]	1,184,301
Saipem Spa	115,800		1,303,071
Total Cost ($6,091,630)			7,126,810
Japan—18.5%
Alpine Electronics, Inc.	64,600	[a]	828,642
Central Glass Co., Ltd.	176,000		1,292,800
CMK Corp.	71,000	[a]	959,145
Cosmo Oil Co., Ltd.	249,000		724,364

34

			Value ($)
Security	Shares		(Note 1A)

Japan (continued)
Doshisha Co., Ltd.	30,200		1,051,509
Goldcrest Co., Ltd.	17,500		1,024,545
Hamamatsu Photonics KK	44,700	[a]	751,773
Hisamitsu Pharamaceutical	60,000		1,077,273
Hitachi Construction Machinery Co., Ltd.	53,000	[a]	646,600
Index Corp.	459	[a]	1,018,145
Izumi Co. Ltdronics, Inc.	30,600		613,391
Kawasaki Kisen Kaisha Ltd.	190,200	[a]	1,303,735
Keihin Corp.	106,900		1,710,400
Kirin Beverage Corp.	42,700		912,227
Koito Manufacturing Co.	160,000	[a]	1,360,000
Komeri Co., Ltd.	35,600		775,109
Koyo Seiko Co., Ltd.	87,000	[a]	976,773
Kuroda Electric Co., Ltd.	67,800	[a]	1,531,664
Kyowa Exeo Corp.	184,000		1,201,018
Makita Corp.	76,000	[a]	1,075,055
Nippon Shokubai Ltd.	236,000	[a]	1,765,709
Nissan Chemical Industries Ltd.	141,000	[a]	1,083,136
Nissen Co., Ltd.	45,100		856,900
Nisshin Seifun Group, Inc.	109,000	[a]	1,054,327
Nisshin Steel Co., Ltd.	608,000		1,348,655
Otsuka Corp.	22,400		1,179,055
Ricoh Leasing Co., Ltd.	50,600	[a]	1,216,700
Sanyo Shinpan Finance Co., Ltd.	22,000		1,180,000
Seino Transportation Co., Ltd.	128,000		1,146,182
Shinko Electric Industrial	30,400		920,291
Sodick Co., Ltd.	120,000	[a]	741,818
Sumisho Lease Co., Ltd.	53,100		1,921,255
Sumitomo Rubber Industries, Inc.	157,000	[a]	1,521,473
Sysmex Corp.	25,100		928,700
Tamron Co., Ltd.	24,800	[a]	919,855
Tokyo Tatemono Co., Ltd.	192,000		958,255
Tsuruha Co., Ltd.	34,900		920,091
Total Cost ($36,742,452)			40,496,570

The Fund 35

STATEMENT OF INVESTMENTS (continued)

			Value ($)
Security	Shares		(Note 1A)

Netherlands—3.5%
Aalberts Industries NV	32,700		1,189,281
ASM International NV	44,000		588,675
Corio NV	30,800		1,478,636
Hunter Douglas NV	21,400		984,258
Koninklijke BAM Groep NV	26,400		981,490
Koninklijke Wessanen NV	64,400		859,204
Stork NV	48,200		1,153,089
VNU NV	20,300		522,489
Total Cost ($6,548,326)			7,757,122
Norway—0.9%
Leroy Seafood Group ASA	116,300		563,570
Tandberg Television ASA	192,300	[b]	1,440,788
Total Cost ($1,663,203)			2,004,358
Portugal—1.2%
Banco BPI SA	406,100		1,524,933
Jeronimo Martins, SGPS, S.A.	88,700	[b]	1,000,326
Total Cost ($2,350,075)			2,525,259
Singapore—1.0%
First Engineering Ltd.	1,323,000		989,776
Jurong Technologies Industrial	1,497,000		1,111,062
Total Cost ($1,882,038)			2,100,838
South Korea—2.0%
Hanjin Shipping Corp.	46,600		795,560
Honam Petrochemical Corp.	21,900		867,628
Hyundai Mipo Dockyard	54,600		1,228,619
Interflex Co., Ltd.	39,700		827,802
Korean Reinsurance Co.	193,330		663,470
Total Cost ($3,735,003)			4,383,079
Spain—4.0%
ACS Actividades	56,300		1,026,950
Aldeasa SA	32,100		987,850
Corp. Mapfre SA	55,200		648,607
Ebro Puleva, S.A.	63,400	[a]	744,170
Enagas	77,600		929,178
Gamesa Corp. Tecnological	101,000		1,483,140

36

		Value ($)
Security	Shares	(Note 1A)

Spain (continued)
Immobiliaria Urbis SA	125,400	1,437,604
Indra Sistemas SA	61,600	821,082
TPI Telefonica Publicidad e Informacion SA	101,100	707,735
Total Cost ($6,965,707)		8,786,316
Sweden—1.5%
Elekta AB	54,859 [a,b]	1,334,255
Getinge AB	83,400	1,014,208
Nobia AB	78,600	1,012,539
Total Cost ($2,543,312)		3,361,002
Switzerland—4.9%
Actelion NV	6,800	699,173
Geberit AG	2,080	1,620,692
Logitech International SA	19,610 [b]	953,012
Micronas Semiconductor Holdings	39,100 [b]	1,664,632
Rieter Holding AG	4,600	1,248,936
Saurer AG	22,040	1,203,888
Sika AG	2,000	1,156,719
Straumann Holding AG	4,600	979,195
Syngenta AG	8,600	822,074
Vontobel Holding AG	23,300	483,818
Total Cost ($8,375,203)		10,832,139
United Kingdom—20.0%
Acambis PLC	159,700 [b]	882,452
Aggregate Industries PLC	872,100	1,508,884
Alliance Unichem PLC	74,400	898,379
Balfour Beatty PLC	268,700	1,355,749
Barratt Developments PLC	78,300	802,906
BPB PLC	206,000	1,597,340
British Airways PLC	129,700 [b]	487,578
Cairn Energy PLC	35,500 [b]	932,573
Close Brothers Group PLC	49,000	614,755
Collins Stewart Tullett	98,400	713,085
Computacenter PLC	90,500	553,361
Cookson Group PLC	1,516,400	824,179
Crest Nicholson	102,500	664,803

The Fund 37

STATEMENT OF INVESTMENTS (continued)

		Value ($)
Security	Shares	(Note 1A)

United Kingdom (continued)
Enterprise Inns PLC	123,100	1,271,216
FirstGroup PLC	173,000	919,900
Friends Provident PLC	504,200	1,271,992
Galen Holdings PLC	93,600	1,300,641
George Wimpey PLC	112,300	817,885
Grainger Trust	34,600	1,150,266
Greene King PLC	42,500	801,541
Hiscox PLC	532,900	1,600,242
HMV Group PLC	246,800	1,020,569
Inchcape PLC	45,100	1,273,823
Intertek Group PLC	90,800	987,014
iSOFT Group PLC	138,906	981,457
Johnston Press PLC	92,300	930,579
Kelda Group PLC	78,100	757,699
Kensington Group PLC	85,700	621,982
Kidde PLC	533,100	1,192,784
Kier Group PLC	92,400	1,217,843
Mcbride PLC	519,500	1,390,591
McCarthy & Stone PLC	102,200	1,110,934
Next PLC	52,500	1,553,216
SIG PLC	130,800	1,161,155
Speedy Hire PLC	153,200	1,221,231
Taylor Nelson Sofres PLC	221,500	890,867
Travis Perkins PLC	44,000	1,144,705
Ultra Electronics Holdings	66,600	804,797
United Business Media PLC	150,500	1,272,645
Viridian Group PLC	108,700	1,244,609
Whitbread PLC	70,300	1,049,467
WS Atkins PLC	106,900	1,254,983
Total Cost ($37,488,981)		44,052,677
Total Equities (cost $174,258,241)		206,688,591

38

			Principal		Value ($)
Short-Term Investments—3.0%	Rate (%)	Maturity	Amount ($)		(Note 1A)

U.S. Government—0.3%
U.S. Treasury Bill	1.640	12/16/2004	675,000	[c]	672,677
Investment Companies—2.7%			Shares
Dreyfus Institutional Preferred
Plus Money Market Fund			5,845,266	[d]	5,845,266
Total Short-Term Investments (cost $6,517,943)					6,517,943

Investment of Cash Collateral—9.2%

Dreyfus Cash Management
Plus Money Market Fund (cost $20,299,307)			20,299,307	[d]	20,299,307

TOTAL INVESTMENTS—106.4% (cost $201,075,491)					233,505,841
Liabilities In Excess of Other Assets—(6.4%)					(14,137,871)
NET ASSETS—100%					219,367,970

Notes to Schedule of Investments:
[a] Security, or a portion of thereof, was on loan at 9/30/04.
[b] Non-income producing security
[c] Denotes all or part of security segregated as collateral.
[d] Affiliated institutional money market fund.

At September 30, 2004, the Portfolio held the following futures contracts:
		Expiration	Underlying Face	Unrealized
Contract	Position	Date	Amount at Value ($)	Loss ($)

MSCI Pan-Euro (347 contracts)	Long	12/17/2004	7,007,068	(31,869)
Topix Futures (21 contracts)	Long	12/9/2004	2,137,902	(31,143)
				(63,012)

The Fund 39

Mellon Institutional Funds Master Portfolio

The Boston Company International Small Cap Portfolio

STATEMENT OF ASSETS AND LIABILITIES September 30, 2004

	Cost	Value

Assets ($):
Investments in securities (including securities
on loan, valued at $19,274,168) (Note 6):
Unaffiliated issuers, at value (Note 1A) (cost $174,930,918)		207,361,268
Affiliated issuers, at value (Note 1A) (cost $26,144,573) (Note 1H)		26,144,573
Foreign currency, at value (identified cost, $5,278,543)		5,364,153
Receivable for investment securities sold		336,507
Interest and dividends receivable		537,726
Prepaid expenses		12,727
Total assets		239,756,954

Liabilities ($)
Liability for securities on loan (Note 6)		20,299,307
Payable for variation margin on open futures contracts (Note 5)		17,058
Accrued accounting and custody fees		36,899
Accrued trustees’ fees and expenses		5,306
Accrued expenses and other liabilities		30,414
Total liabilities		20,388,984

Net Assets (applicable to investors’ beneficial interest) ($)		219,367,970

The accompanying notes are an integral part of the financial statements.

40

Mellon Institutional Funds Master Portfolio

The Boston Company International Small Cap Portfolio

STATEMENT OF OPERATIONS For the Year Ended September 30, 2004
Investment Income (Note 1B) ($):
Dividend income (net of foreign withholding taxes of $329,947)	2,960,708
Interest income (including securities
lending income of $177,450)	243,145
Total investment income	3,203,853
Expenses
Investment advisory fee (Note 2)	1,416,138
Accounting and custody fees (Note 2)	210,328
Legal and audit services	33,950
Trustees’ fees and expenses (Note 2)	24,169
Insurance expense	9,567
Miscellaneous	5,976
Total expenses	1,700,128
Net investment income	1,503,725

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss):
Investment security transactions	18,989,770
Futures contracts	52,749
Foreign currency transactions and forward
foreign currency exchange contracts	(162,883)
Net realized gain	18,879,636
Change in unrealized appreciation (depreciation):
Investment securities	15,276,111
Financial futures contracts	32,848
Foreign currency transactions and forward
foreign currency exchange contracts	59,997
Net change in unrealized appreciation (depreciation)	15,368,956
Net realized and unrealized gain	34,248,592
Net Increase in Net Assets from Operations	35,752,317

The accompanying notes are an integral part of the financial statements.

The Fund 41

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

STATEMENT OF CHANGES IN NET ASSETS
		For the Period
		January 28, 2003
	For the	(commencement
	Year Ended	of operations) to
	September 30, 2004	September 30, 2003

Increase (Decrease) in Net Assets ($):
From Operations
Net investment income	1,503,725	531,792
Net realized gains	18,879,636	2,795,189
Change in net unrealized appreciation	15,368,956	15,196,221
Net increase in net assets from operations	35,752,317	18,523,202

Capital Transactions ($)
Assets contributed by Standish International
Small Cap Fund (including unrealized
appreciation of $0 and $1,891,429)	—	39,701,792
Contributions	112,536,550	35,896,110
Withdrawals	(18,465,788)	(4,576,213)
Net increase in net assets
from capital transactions	94,070,762	71,021,689
Total Increase in Net Assets	129,823,079	89,544,891

Net Assets ($):
At beginning of period	89,544,891	—
At end of period	219,367,970	89,544,891

The accompanying notes are an integral part of the financial statements.

42

Mellon Institutional Funds Master Portfolio
The Boston Company International Small Cap Portfolio

FINANCIAL HIGHLIGHTS
		For the Period
		January 28, 2003
	For the	(commencement
	Year Ended	of operations) to
	September 30, 2004	September 30, 2003

Total Return (%) †	33.42	36.44a††
Ratios (%):
Expenses (to average daily net assets)†††	1.20	1.46[b]
Net Investment Income
(to average daily net assets)†††	1.06	1.29[b]
Portfolio Turnover	72	46[a]

Net Assets, End of Period (000’s omitted) ($)	219,368	89,545

  For the period indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Portfolio for a portion of its operating expenses. If this voluntary action had not been taken, the ratios would have been: Ratios (to average daily net assets) (%):
Expenses	N/A	1.49[b]
Net investment income	N/A	1.26[b]

  Total return for the Portfolio has been calculated based on the total return for the investor Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial statements.
  Total return for the Portfolio includes performance of The Boston Company International Small Cap Fund prior to its conversion to a master-feeder structure and contribution of its investments to the Portfolio.Total return would have been lower in the absence of expense waivers.
[a]	Not annualized.
[b]	Computed on an annualized basis.

The Fund 43

Mellon Institutional Funds Master Portfolio

The Boston Company International Small Cap Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the “Portfolio Trust”) was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Boston Company International Small Cap Portfolio (the “Portfolio”), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of companies that are located in foreign countries represented in the Salomon Smith Barney Extended Market Ex-U.S. Index and, to a limited extent, emerging markets.

At September 30, 2004, there were two funds,The Boston Company International Small Cap Fund and Dreyfus Premier International Small Cap Fund invested in the Portfolio. The value of the funds’ investment in the Portfolio reflects the funds’ proportionate interests in the net assets of the Portfolio. At September 30, 2004, The Boston Company International Small Cap Fund and the Dreyfus Premier International Small Cap Fund held approximately 96.6% and 3.4% interests in the Portfolio, respectively.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Investment security valuations: Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded.

44

Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Portolio’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect the events that occur after such close but before the close of the New York Stock Exchange.

If market quotations are not readily available or do not accurately reflect fair value, or the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), the Portfolio may value its assets by a method the Trustees believe accurately reflects the fair value. The Trustees have adopted fair value pricing procedures, which, among other things, require the Portfolio to fair value such secutities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices for foreign securities will be used by each fund to a significant extent.

Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

(b) Securities transactions and income: Securities transactions are recorded as of the trade date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount or amortization of premium using the yield-to-maturity method. Dividend income is

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis.The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of foreign currencies and forward foreign currency exchange contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts usually received or paid.

(d) Income taxes: The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.The Portfolio allocates at least annually among its investors each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

(e) Foreign currency transactions: Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current currency exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

Section 988 of the Internal Revenue Code provides that gains or losses on certain transactions attributable to fluctuations in foreign currency

46

exchange rates must be treated as ordinary income or loss. For financial statement purposes, such amounts are included in net realized gains or losses.

(f) Investment Risk: There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities.These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

(g) Commitments and Contingencies: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(h) Affiliated Issuers: Issuers in which the Fund held investments in other investment companies advised by The Boston Company Asset Management, LLC (“TBCAM”) or its affiliates.

NOTE 2—Investment Advisory Fee and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 1.00% of the Portfolio’s average daily net assets. For the year ended September 30, 2004, the Portfolio paid $1,416,138 in investment advisory fees to TBCAM.

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolio has contracted Mellon Bank, N.A. (“Mellon Bank”), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide custody, fund administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus fees that are asset and transaction based, as well as, out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $209,622 during the year ended September 30, 2004.

No director, officer or employee of TBCAM or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust. The Portfolio Trust pays each Trustee who is not a director, officer or employee of TBCAM or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

The following table sets forth all remuneration paid to the Trustees by the Portfolio for the fiscal year ended September 30, 2004:

	Name of Trustee
	Samuel C. Fleming	$3,062
	Benjamin M. Friedman	$3,062
	John H. Hewitt	$3,062
	Caleb Loring, III	$3,293
	Patrick J. Sheppard	0
	Richard S. Wood †	0
†	Mr.Wood resigned from the Board of Trustees on October 7, 2003.

NOTE 3—Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2004 were $182,962,215 and $98,297,342, respectively. For the year ended September 30, 2004, the Portfolio did not purchase or sell any long-term U.S. government securities.

48

NOTE 4—Federal Taxes:

As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2004, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$201,075,491
Gross unrealized appreciation	35,337,997
Gross unrealized depreciation	(2,907,647)
Net unrealized appreciation	$32,430,350

NOTE 5—Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust’s registration statement.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

Options

Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price.The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns.Writing puts and buying calls tend to increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio invest-

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

ments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments.This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract’s terms.

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

The Portfolio did not enter into option transactions during the year ended September 30, 2004.

Forward currency exchange contracts

The Portfolio may enter into forward foreign currency and cross currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements

50

in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The forward foreign currency and cross currency exchange contracts are marked to market using the forward foreign currency rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or upon the closing of the contract. Forward currency exchange contracts are used by the Portfolio primarily to protect the value of the Portfolio’s foreign securities from adverse currency movements. Unrealized appreciation and depreciation of forward currency exchange contracts is included in the Statement of Assets and Liabilities.

At September 30, 2004, the Portfolio did not hold any forward currency exchange contracts.

Futures contracts

The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.There are several risks in connection with the use of futures contracts as a hedging device.The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio’s exposure to the underlying instrument, while selling futures tends to decrease the Portfolio’s exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract’s

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

terms.The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.At September 30, 2004, the Portfolio held the following outstanding financial futures contracts:

At September 30, 2004, the Portfolio held futures contracts. See Schedule of Investments for further details.

NOTE 6—Security Lending:

The Portfolio entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio’s lending agent. Pursuant to this agreement the Mellon Bank receives an agreed upon percentage of the net lending revenues. This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities.

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy.The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use

52

the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio’s obligations due on the loans.

The Portfolio loaned securities during the year ended September 30, 2004 resulting in $177,450 worth of security lending income. At September 30, 2004, the Portfolio had securities valued at $19,274,168 on loan.

NOTE 7—Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the “Trust”) are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1 / 2 of 1%. In addition, a facility fee, computed at an annual rate of .060 of 1% on the committed amount, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2004, the facility fee was $1,949.

During the year ended September 30, 2004, the Portfolio had no borrowings under the credit facility.

The Fund 53

Mellon Institutional Funds Master Portfolio

The Boston Company International Small Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Portfolio and Investors of The Boston Company International Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company International Small Cap Portfolio (the “Portfolio”) at September 30, 2004 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY November 19, 2004
54

Mellon Institutional Funds Master Portfolio

The Boston Company International Small Cap Portfoli o

TRUSTEES AND OFFICERS

The following table lists the Trust’s trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies as of September 30, 2004. The Trust’s Statement of Additional Information includes additional information about the Trust’s trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES

Samuel C. Fleming (64) Trustee (1986) c/o Decision Resources, Inc., 260 Charles Street,Waltham, MA 02453

Principal Occupation During Past 5 Years:

• Chairman of the Board and Chief Executive Officer, Decision Resources, Inc.

Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————

Caleb Loring III (61) Trustee (1986) c/o Essex Street Associates, P.O. Box 181, Beverly, MA 01915

Principal Occupation During Past 5 Years:

• Trustee, Essex Street Associates (family investment trust office)

Number of Portfolios in Fund Complex Overseen by Trustee 30

———————
Benjamin M. Friedman (60)
Trustee (1986)
c/o Harvard University, Cambridge, MA 02138
Principal Occupation During Past 5 Years:
• William Joseph Maier, Professor of Political Economy, Harvard University
Number of Portfolios in Fund Complex Overseen by Trustee: 30

The Fund 55

TRUSTEES AND OFFICERS (continued)

INDEPENDENT TRUSTEES (continued)

John H. Hewitt (69) Trustee (1986)

P.O. Box 2333, New London, NH 03257

Principal Occupation During Past 5 Years:

• Trustee, Mertens House, Inc. (hospice)

Number of Portfolios in Fund Complex Overseen by Trustee: 30

INTERESTED TRUSTEES

Patrick J. Sheppard (39)

Trustee, President and Chief Executive Officer (2003)

Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:

  Senior Vice President and Chief Operating Officer, Mellon Institutional Asset Management; formerly Vice President and Chief Financial Officer, Mellon Institutional Asset Management

Number of Portfolios in Fund Complex Overseen by Trustee: 30

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Barbara A. McCann (43)

Vice President and Secretary (2003)

Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:

  Senior Vice President and Head of Operations, Mellon Institutional Asset Management; formerly First Vice President, Mellon Institutional Asset Management and Mellon Global Investments

Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————

Steven M. Anderson (39)

Vice President and Treasurer (1999)

Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:

• Vice President and Mutual Funds Controller, Mellon Institutional Asset Management

Number of Portfolios in Fund Complex Overseen by Trustee: 30

56

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (continued)

Denise B. Kneeland (53) Assistant Vice President (1996)

Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:

• Vice President and Manager, Mutual Funds Operations, Mellon Institutional Asset Management

Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————

Cara E. Hultgren (33) Assistant Vice President (2001)

Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:

  Assistant Vice President and Manager, Shareholder Services, Mellon Institutional Asset Management since 2001; Shareholder Representative, Standish Mellon Asset Management.

Number of Portfolios in Fund Complex Overseen by Trustee: 30

———————

Jan F. Jumet (38)

Chief Compliance Officer (2004)

Standish Mellon Asset Management Company LLC, One Boston Place, Boston, MA 02108

Principal Occupation(s) During Past 5 Years:

  Senior Vice President and Chief Compliance Officer for Standish Mellon Asset Management Company LLC; formerly Director of Compliance and Administration and Chief Administration Officer for Standish Mellon Asset Management Company LLC, Senior Vice President and Chief Administration Officer for Mellon Bond Associates, LLP, and First Vice President and Senior Sales Associate for Mellon Institutional Asset Management

Number of Portfolios in Fund Complex Overseen by Trustee: 30

The Fund 57

For More	Information

Dreyfus Premier	Custodian and Sub-Administrator

International Small Cap Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Advisor	Transfer Agent &

(to the Master Portfolio)	Dividend Disbursing Agent

The Boston Company
Dreyfus Transfer, Inc.
Asset Management, LLC
200 Park Avenue
Mellon Financial Center
New York, NY 10166
One Boston Place

Boston, MA 02108	Distributor

Administrator	Dreyfus Service Corporation
200 Park Avenue
The Dreyfus Corporation
New York, NY 10166
200 Park Avenue

New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending December 31, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0500AR0904

Dreyfus Premier Small Cap Equity Fund

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
16	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Board Members Information
26	Officers of the Fund
28	Schedule of Investments (Master Portfolio)
36	Statement of Assets and Liabilities
(Master Portfolio)
37	Statement of Operations (Master Portfolio)
38	Statements of Changes in Net Assets
(Master Portfolio)
39	Financial Highlights (Master Portfolio)
40	Notes to Financial Statements (Master Portfolio)
50	Report of Independent Registered
Public Accounting Firm (Master Portfolio)
51	Trustees and Officers (Master Portfolio)

FOR MORE INFORMATION

Back Cover

Dreyfus Premier Small Cap Equity Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Small Cap Equity Fund covers the 12-month period from October 1, 2003, through September 30, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Joseph M. Corrado and Stephanie K. Brandaleone of The Boston Company Asset Management, LLC, adviser to the master portfolio in which the fund is invested.

Amid mixed signals from the U.S. economy, the major stock-market indices generally ended the reporting period higher than where they began.The positive effects of better business conditions helped fuel the market's relative gains, despite lackluster returns in 2004 as investors reacted to the insurgency in Iraq, higher energy prices and some disappointing labor statistics. Also, over the second half of the reporting period, the Federal Reserve Board raised short-term rates three times in what many analysts believe is the beginning of a series of increases.

For many investors, the move to a less accommodative monetary policy marks the start of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for investors to stay in close touch with their financial advisors.Your financial advisor can help you rebalance your portfolio in a way that is designed to respond to the challenges and opportunities of today's changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation October 15, 2004

DISCUSSION OF FUND PERFORMANCE

Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers The Boston Company Asset Management, LLC, Investment Adviser

How did Dreyfus Premier Small Cap Equity Fund perform relative to its benchmark?

For the 12-month reporting period ended September 30, 2004, the fund produced total returns of 29.07% for its Class A Shares, 27.99% for its Class B Shares, 28.05% for its Class C shares, 29.33% for its Class R shares and 28.67% for its Class T shares.1 In comparison, the fund's benchmark, the Russell 2000 Value Index, produced a total return of 25.66% for the same period.2

Small-cap stocks gained value over the reporting period when investors turned their attention to smaller companies that they believed would benefit during an economic recovery. The fund produced higher returns than its benchmark, mainly due to our focus on fundamentally sound, reasonably valued companies in the health care, industrials and technology market sectors.

What is the fund's investment approach?

The fund seeks long-term growth of capital. The fund is a "feeder fund" that invests all of its assets in a "master" portfolio known as The Boston Company Small Cap Value Portfolio of the Mellon Institutional Funds Master Portfolio.The fund invests, under normal circumstances, at least 80% of its assets in the stocks of small-cap U.S. companies, and may invest up to 15% of its assets in foreign companies.The fund also may invest up to 20% of its net assets in high-grade fixed-income securities with remaining maturities of three years or less.

We employ a value-based investment style, in which we seek to identify companies with stocks trading at prices below what we believe to be their intrinsic values.We measure value by evaluating each company's valuation multiples (price/earnings, price/sales, price/cash flow), current competitive position and expected business growth relative to its industry.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We focus primarily on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth,with the presence of a catalyst (such as a corporate restructuring, change in management or spin-off) that will trigger a near- or mid-term price increase.

What other factors influenced the fund's performance?

The U.S.economy appeared poised for stronger growth during 2003,and investors focused on speculative stocks that they believed would benefit from better business conditions. Investors were particularly attracted to stocks that had been beaten down during the previous economic down-turn.In early 2004,however,investors grew increasingly concerned about the strength and sustainability of the economic recovery, and sentiment began to shift toward better-established companies with current earnings and positive cash flows. Because these are the types of companies in which the fund invests, the shift benefited the fund's performance.

Returns were particularly strong among the fund's holdings in the health care sector. For example, managed care provider Sierra Health Services saw its stock price rise as investors realized that the loss of a government contract was a small negative event compared to the company's presence in the fast-growing Las Vegas market, which could drive its earnings higher.When we purchased shares of home nursing provider Amedisys, Inc., the stock had been hurt by investor's concerns regarding Medicare reimbursements.Those concerns eased during the reporting period, and the stock gained value.

Strong performance from the industrials area was driven by a business turnaround at diversified security and transportation provider The Brink's Co. Brink's benefited during the reporting period from strong contributions from its economically sensitive freight forwarding division. Also "legacy" obligations from its previous coal mining operations became better funded, helping to boost the visibility of the company's future earnings power.

The fund's top performer in the technology group for the reporting period was Invision Technologies, Inc., a manufacturer of baggage screening equipment for airports.We bought the stock during a time of slow orders as airports made the infrastructure improvements required for enhanced security.We believed that, as those projects were completed, sales of baggage screening equipment would rise. In the meantime, however, Invision was acquired by General Electric at a substantial premium to its prevailing stock price.

On the other hand, the fund's returns were hindered by a handful of disappointments. For example, private label pasta maker Italian American Pasta was hurt by consumers' preference for low-carbohydrate foods, which we believed had shown signs of waning.

What is the fund's current strategy?

We have continued to employ our value-oriented, bottom-up stock selection process. Recently, our process has led us to a greater number of opportunities in economically sensitive areas of the market, including the capital goods and technology sectors, that have been out of favor among investors.We have found fewer attractive values among market sectors that have performed strongly in recent months, such as the energy and health care areas. In addition, as of the end of the reporting period, the fund is substantially underweight relative to the benchmark in financial companies and real estate investment trusts, which we believe may be vulnerable due to their historically high valuation levels.

October 15, 2004

The fund invests in a "master portfolio" that has the same investment objective and policies as the fund.This is known as a master/feeder arrangement.The investment adviser to the master portfolio is The Boston Company Asset Management, LLC, an affiliate of Dreyfus. References to the "fund" in this report generally mean the fund and the master portfolio in which it invests.

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until the fund's total assets reach $15 million and, in any event, at least until January 1,
2005. Had these expenses not been absorbed, the fund's returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Cap Equity Fund Class A shares, Class B shares, Class C shares, Class R shares and Class T shares and the Russell 2000 Value Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C, Class R and Class T shares of Dreyfus Premier Small Cap Equity Fund on 2/1/00 (inception date) to a $10,000 investment made in the
Russell 2000 Value Index (the "Index") on that date. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses. All dividends and capital gain distributions are reinvested.
The fund invests its assets in a "master portfolio" that has the same investment objective and policies as the fund.This is known as a master/feeder arrangement.The fund did not have its own performance as of 1/31/03.The performance information above represents the performance of the master portfolio (which reflects the performance of its predecessor fund)
and the expenses of the master portfolio's predecessor fund through January 31, 2003, and the fund's performance
thereafter.The master portfolio's predecessor fund contributed all of its assets to the master portfolio before the fund commenced investment operations on 2/3/03. 2/1/00 represents the inception date of the master portfolio's predecessor fund. Performance figures for the master portfolio's predecessor fund have not been adjusted to reflect the fund's operating expenses; if these expenses had been reflected, such performance would have been lower.
The fund's performance shown in the line graph takes into account the maximum initial sales charges on Class A and
Class T shares, the maximum contingent deferred sales charges on Class B shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming or underperforming the fund.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/04

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (5.75%)	2/1/00	21.63%	18.12%
without sales charge	2/1/00	29.07%	19.62%
Class B shares
with applicable redemption charge †	2/1/00	23.99%	19.06%
without redemption	2/1/00	27.99%	19.28%
Class C shares
with applicable redemption charge ††	2/1/00	27.05%	19.29%
without redemption	2/1/00	28.05%	19.29%
Class R shares	2/1/00	29.40%	19.73%
Class T shares
with applicable sales charge (4.5%)	2/1/00	22.88%	18.33%
without sales charge	2/1/00	28.67%	19.50%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Small Cap Equity Fund from April 1, 2004 to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.81	$ 10.60	$ 10.61	$ 5.55	$ 8.08
Ending value (after expenses)	$1,033.20	$1,029.50	$1,030.00	$1,035.40	$1,032.50

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.76	$ 10.53	$ 10.53	$ 5.50	$ 8.02
Ending value (after expenses)	$1,018.30	$1,014.55	$1,014.55	$1,019.55	$1,017.05

† Expenses are equal to the Fund's annualized expense ratio of 1.34% for Class A, 2.09% for Class B, 2.09% for
Class C, 1.09% for Class R and 1.59% for Class T; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

8

Dreyfus Premier Stock Funds Dreyfus Premier Small Cap Equity Fund STATEMENT OF ASSETS AND LIABILITIES September 30, 2004
Value

Assets ($):
Investment in The Boston Company Small Cap Value
Portfolio (Portfolio), at value (Note 1A)	5,171,435
Receivable from administrator (Note 2)	79,725
Receivable for Fund shares sold	34,183
5,285,343

Liabilities ($):
Accrued transfer agent fees	1,470
Accrued professional fees	10,242
Accrued Directors' fees and expenses	1,764
Accrued distribution fees	3,366
Accrued service fees	3,259
Accrued expenses and other liabilities	10,607
30,708

Net Assets ($)	5,254,635

Composition of Net Assets ($):
Paid-in capital	5,095,501
Accumulated net realized (loss)	(56,927)
Net unrealized appreciation	216,061

Net Assets ($)	5,254,635

Net Assets Attributable to ($):
Class A	3,635,617
Class B	850,714
Class C	690,180
Class R	14,416
Class T	63,708

Shares of beneficial interest outstanding:
Class A	155,883
Class B	36,964
Class C	29,979
Class R	615.5
Class T	2,745

Net Asset Value Per Share ($):
(Net Assets/Shares outstanding)
Class A	23.32
Class B	23.01
Class C	23.02
Class R	23.42
Class T	23.21

The accompanying notes are an integral part of the financial statements

The Fund 9

Dreyfus Premier Stock Funds Dreyfus Premier Small Cap Equity Fun d STATEMENT OF OPERATIONS For the Year Ended September 30, 2004
Value

Investment Income (Note 1B) ($):
Dividend income allocated from Portfolio	13,950
Interest income allocated from Portfolio
(including securities lending income of $750)	875
Expenses allocated from Portfolio	(15,305)
Net investment (loss) allocated from Portfolio	(480)
Expenses:
Professional fees	24,958
Registration fees	40,463
Directors' fees and expenses	1,764
Distribution fees (Note 2b)	4,116
Shareholder servicing costs (Note 2c)	3,789
Transfer agent fees (Note 2c)	1,521
Prospectus and shareholders' reports	6,195
Miscellaneous	6,632
Total Expenses	89,438
Less—reimbursement of Fund operating expenses (Note 2a)	(80,120)
Net Expenses	9,318
Investment (Loss)—Net	(9,798)

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss) allocated from Portfolio on:
Investment security transactions	124,578
Change in unrealized appreciation (depreciation)
on investments allocated from Portfolio	217,991
Net Realized and Unrealized Gain on Investments	342,569
Net Increase in Net Assets from Operations	332,771

The accompanying notes are an integral part of the financial statements

10

Dreyfus Premier Stock Funds Dreyfus Premier Small Cap Equity Fund STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30,

	2004	2003 [a]

Operations ($):
Increase (Decrease) in Net Assets
From Investment Operations:
Net investment income (loss)	(9,798)	(464)
Net realized gain on investments	124,578	18,187
Change in net unrealized appreciation
(depreciation) on investments	217,991	(1,930)
Net Increase in Net Assets
from Investment Operations	332,771	15,793

Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(4,529)	—
Class B	(2,181)	—
Class C	(1,217)	—
Class R	(306)	—
Class T	(197)	—
Total Dividends	(8,430)	—

Fund Share (Principal) Transactions (Note 4) ($):
Net proceeds from sale of shares:
Class A	4,368,602	144,659
Class B	813,971	58,579
Class C	639,005	53,505
Class R	8,892	6,000
Class T	50,303	6,000

The Fund 11

Dreyfus Premier Stock Funds Dreyfus Premier Small Cap Equity Fund STATEMENTS OF CHANGES IN NET ASSETS (continued)
	Year Ended September 30,

	2004	2003 [a]

Fund Share (Principal)
Transactions (Note 4) ($) (continued):
Dividends reinvested:
Class A	4,312	—
Class B	1,710	—
Class C	630	—
Class R	306	—
Class T	197	—
Cost of shares redeemed:
Class A	(1,108,462)	—
Class B	(66,745)	(17,848)
Class C	(34,439)	(9,286)
Class R	(5,390)	—
Class T	—	—
Net Increase in Net Assets
from Capital Transactions	4,672,892	241,609
Total Increase in Net Assets	4,997,233	257,402

Net Assets ($):
Beginning of period	257,402	—
End of period	5,254,635	257,402

[a] From February 1, 2003 (commencement of operations) to September 30, 2003. The accompanying notes are an integral part of the financial statements

Dreyfus Premier Stock Funds Dreyfus Premier Small Cap Equity Fund FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

	Year Ended September 30,

Class A Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	18.48	14.00
Investment Operations:
Investment (loss)—net †	(.08)[b]	(.05)[b]
Net realized and unrealized gain on investments	5.38	4.53
Total from investment operations	5.30	4.48
Distributions:
Dividends from net realized gains on investments	(.46)	—
Net asset value, end of period	23.32	18.48

Total Return (%)	29.07[c]	32.00[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.34	.89[d]
Net investment (loss) (to average daily net assets) †	(.37)	(.29)[d]

Net Assets, end of period ($ X 1,000)	3,636	146

† The expense ratio includes those expenses allocated from the Portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(1.13)[b]	(21.53)
Ratios (to average daily net assets) (%):
Expenses	6.56	121.07
Net investment (loss)	(5.59)	(120.47)
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.

The accompanying notes are an integral part of the financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,

Class B Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	18.39	14.00
Investment Operations:
Investment (loss)—net †	(.22)[b]	(.13)[b]
Net realized and unrealized gain on investments	5.30	4.52
Total from investment operations	5.08	4.39
Distributions:
Dividends from net realized gains on investments	(.46)	—
Net asset value, end of period	23.01	18.39

Total Return (%)	27.99[c]	31.36[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	2.09	1.39[d]
Net investment (loss) (to average daily net assets) †	(1.12)	(.79)[d]

Net Assets, end of period ($ X 1,000)	851	48

† The expense ratio includes those expenses allocated from the Portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(1.27)[b]	(20.36)[b]
Ratios (to average daily net assets) (%):
Expenses	7.31	121.56[d]
Net investment (loss)	(6.34)	(120.96)[d]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.

The accompanying notes are an integral part of the financial statements.

	Year Ended September 30,

Class C Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	18.39	14.00
Investment Operations:
Investment (loss)—net †	(.22)[b]	(.13)[b]
Net realized and unrealized gain on investments	5.31	4.52
Total from investment operations	5.09	4.39
Distributions:
Dividends from net realized gains on investments	(.46)	—
Net asset value, end of period	23.02	18.39

Total Return (%)	28.05[c]	31.36[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	2.09	1.38[d]
Net investment (loss) (to average daily net assets) †	(1.12)	(.79)[d]

Net Assets, end of period ($ X 1,000)	690	48

† The expense ratio includes those expenses allocated from the Portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(1.27)[b]	(20.89)[b]
Ratios (to average daily net assets) (%):
Expenses	7.31	121.56[d]
Net investment (loss)	(6.34)	(120.97)[d]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.

The accompanying notes are an integral part of the financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,

Class R Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	18.52	14.00
Investment Operations:
Investment (loss)—net †	(.03)[b]	(.02)[b]
Net realized and unrealized gain on investments	5.39	4.54
Total from investment operations	5.36	4.52
Distributions:
Dividends from net realized gains on investments	(.46)	—
Net asset value, end of period	23.42	18.52

Total Return (%)	29.33[c]	32.22[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.09	.73[d]
Net investment (loss) (to average daily net assets) †	(.12)	(.13)[d]

Net Assets, end of period ($ X 1,000)	14	8

† The expense ratio includes those expenses allocated from the Portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(1.12)[b]	(19.34)[b]
Ratios (to average daily net assets) (%):
Expenses	6.31	120.90[d]
Net investment (loss)	(5.34)	(120.30)[d]
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers.
[d] Not annualized.

The accompanying notes are an integral part of the financial statements.

	Year Ended September 30,

Class T Shares	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	18.45	14.00
Investment Operations:
Investment (loss)—net †	(.13)[b]	(.07)[b]
Net realized and unrealized gain on investments	5.35	4.52
Total from investment operations	5.22	4.45
Distributions:
Dividends from net realized gains on investments	(.46)	—
Net asset value, end of period	23.21	18.45

Total Return (%)	28.67[c]	31.79[c,d]

Ratio/Supplemental Data (%):
Expenses (to average daily net assets) †	1.59	1.06[d]
Net investment (loss) (to average daily net assets) †	(.62)	(.46)[d]

Net Assets, end of period ($ X 1,000)	64	8

† The expense ratio includes those expenses allocated from the Portfolio in which the Fund is invested. For the period indicated, the administrator voluntarily agreed to reimburse the Fund for all or a portion of its operating expense. If this voluntary action had not been taken, the investment loss per share and ratios would have been:

Net investment (loss) per share ($)	(1.18)[b]	(19.36)
Ratios (to average daily net assets) (%):
Expenses	6.81	121.24[d]
Net investment (loss)	(5.84)	(120.64)
[a] From February 1, 2003 (commencment of operations) to September 30, 2003.
[b] Calculated based on average shares outstanding.
[c] Total return would have been lower in the absence of expense waivers and was calculated exclusive of sales charge.
[d] Not annualized.

The accompanying notes are an integral part of the financial statements.

The Fund 17

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund
NOTES TO	FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Small Cap Equity Fund (the "Fund") is a separate diversified portfolio of a series of Dreyfus Premier Stock Funds (the "Company") which is registered under the Investment Company Act of 1940 (the "1940 Act"), as an open-end management investment company and operates as a series company currently offering three series, including the Fund. The Fund's investment objective seeks to provide investors with long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's administrator.Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial").

The Fund is a "feeder fund" that invests all of its investable assets in a "master" portfolio known as The Boston Company Small Cap Value Portfolio (the "Portfolio"), a series of the Mellon Institutional Funds Master Portfolio (the "Portfolio Trust"), which is organized as a New York trust and which has the same investment objective as the Fund. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies. The Boston Company Asset Management LLC ("TBCAM"), a wholly-owned subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, is the investment adviser to the Portfolio. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 8% at September 30, 2004). The performance of the Fund is directly affected by the performance of the Portfolio.The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the Fund's shares.The Fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences among the classes include the services offered to, and the expenses borne by, each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates and affect the reported amounts and disclosures in the financial statements.

(a) Investment security valuations: The Fund records its investment in the Portfolio at value.The method by which the Portfolio values its securities is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Securities transactions and investment income: Securities transactions are recorded as of the trade date. Currently, the Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with U.S. generally accepted accounting principles.All realized and unrealized gains and losses of the Portfolio are allocated pro rata among the investors in the Portfolio.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from net investment income and from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain. In determining the amounts of its dividends, the Fund will take into account its share of the income, gains or losses, expenses, and any other tax items of the Portfolio.

(d) Allocation of operating activity: The majority of expenses of the Portfolio Trust are directly identifiable to an individual portfolio comprising the Portfolio Trust. Expenses which are not readily identifiable to a specific portfolio are allocated, taking into consideration, among other things, the nature and type of expense and the relative size of the portfolios.

Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. Distribution fees and shareholder servicing fees, which are directly attributable to a class of the Fund's shares, are charged to that class' operations.

(e) Federal income taxes: It is the policy of the Fund to continue to qualify as a "regulated investment company", if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,654.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2004 and September 30, 2003, were as follows: ordinary income $6,964 and $0, and capital gains $1,466 and $0, respectively.

During the period ended September 30, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $9,799, decreased net realized gain (loss) on investments by $181,470 and increased paid-in-capital by $171,671. Net assets were not affected by this reclassification.

NOTE 2—Investment Advisory Fee and Other Transactions With Affiliates:

(a)The Fund does not directly pay any investment advisory fees,but indirectly bears its pro rata share of the compensation paid by the Portfolio to TBCAM for such services. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

Dreyfus is currently limiting the operating expenses, or assuming all or part of the expenses of the Fund, excluding Rule 12b-1 fees, Shareholder Services fees and any class specific expenses, to 1.10% of the Fund's average daily net assets. Pursuant to this expense limitation, for the period ended September 30, 2004, Dreyfus voluntarily reimbursed the Fund in the amount of $80,120 for its operating expenses. Dreyfus has contractually agreed to this expense limitation and or waiver until the Fund's total assets reach $15 million and, in any event, at least until January 1, 2005.

(b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor for distributing its Class B, Class C and Class T shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended September 30, 2004, Class B, Class C and Class T shares were charged $2,483, $1,546 and $87, respectively, pursuant to the Plan.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2004, the Distributor retained $1,424 from commissions earned on sales of the Fund's Class A shares, and $908 and $53 from contingent deferred sales charges on redemptions of the Fund's Class B and Class C shares, respectively.

(c) Under the Shareholder Services Plan, the Fund pays the Distributor as to Class A, Class B, Class C and Class T shares, at an annual rate of .25 of 1% of the value of the average daily net assets of the shares for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2004, Class A, Class B, Class C and Class T shares were charged $2,363, $825, $514 and $87, respectively, pursuant to the Shareholder Services Plan.

The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 2004, the Fund was charged $1,521 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Investment Transactions:

Increases and decreases in the Fund's investment in the Portfolio for the period ended September 30, 2004 aggregated $5,853,745 and $1,223,466, respectively.

NOTE 4—Capital Share Transactions:

	Year Ended September 30,

	2004	2003 [a]

Class A :
Shares sold	197,856	7,877
Dividends reinvested	214	–
Shares redeemed	(50,065)	–
Net increase	148,005	7,877
Class B:
Shares sold	37,306	3,634
Dividends reinvested	85	–
Shares redeemed	(3,058)	(1,003)
Net increase	34,333	2,631
Class C:
Shares sold	28,929	3,098
Dividends reinvested	31	–
Shares redeemed	(1,571)	(509)
Net increase	27,389	2,589
Class R:
Shares sold	415	429
Dividends reinvested	15	–
Shares redeemed	(243)	–
Net increase	187	429
Class T:
Shares sold	2,306	429
Dividends reinvested	10	–
Net increase	2,316	429

a From February 1, 2003 (commencement of operations) to September 30, 2003.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2004, one shareholder, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 438 shares of the Class R and 438 shares of Class T shares of the Fund. In addition, two shareholders of record held approximately 33% and 19% of the total outstanding Class A shares of the Fund. Investment activity of these shareholders could have a material impact on the Fund.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

The Fund 25

Dreyfus Premier Stock Funds
Dreyfus Premier Small Cap Equity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors of Dreyfus Premier Stock Funds and the Shareholders of Dreyfus Premier Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dreyfus Premier Stock Funds: Dreyfus Premier Small Cap Equity Fund (the "Fund") at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY November 19, 2004

Dreyfus Premier Stock Funds Dreyfus Premier Small Cap Equity Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 186
———————
David W. Burke (68)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 83
———————
William Hodding Carter III (69)
Board Member (2003)
Principal Occupation During Past 5 Years:
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)
Other Board Memberships and Affiliations:
• Independent Sector, Director
• The Century Foundation, Director
• The Enterprise Corporation of the Delta, Director
• Foundation of the Mid-South, Director
No. of Portfolios for which Board Member Serves: 11
———————
Ehud Houminer (64)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
• Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman

No. of Portfolios for which Board Member Serves: 30

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Richard C. Leone (64)
Board Member (2003)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————
Hans C. Mautner (66)
Board Member (2003)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of:
Mezzacappa Long/Short Fund LLC
Mezzacappa Multi-Strategy Fund LLC
Mezzacappa Multi-Strategy Plus Fund LLC
No. of Portfolios for which Board Member Serves: 11
———————
Robin A. Pringle (41)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organiza-
tion that is leading the movement to connect America's young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————
John E. Zuccotti (67)
Board Member (2003)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
No. of Portfolios for which Board Member Serves: 11
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Dreyfus Premier Stock Funds Dreyfus Premier Small Cap Equity Fund OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since February 2003.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since February 2003.

Chief Investment Officer,Vice Chairman and a Director of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 51 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since July 2003.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

JOHN B. HAMMALIAN, Secretary since February 2003.

Associate General Counsel of Dreyfus, and an officer of 37 investment companies (comprised of 46 portfolios) managed by Dreyfus. He is 41 years old and has been an employee of Dreyfus since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since February 2003.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, Assistant Secretary since February 2003

Associate General Counsel of Dreyfus, and an officer of 26 investment companies (comprised of 87 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1990.

JAMES WINDELS, Treasurer since February 2003.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 46 years old and has been an employee of Dreyfus since April 1985.

The Fund 29

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 26 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ROBERT SVAGNA, Assistant Treasurer since February 2003

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 27 investment companies (comprised of 106 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since February 2003.

Mutual Funds Tax Director of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (98 investment companies, comprising 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. Mr. Connolly has served in various capacities with Dreyfus since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001. Mr. Connolly is 47 years old.

Mellon Institutional Funds Master Portfolio The Boston Company Small Cap Value Portfolio
PORTFOLIO INFORMATION as of September 30, 2004
		Percentage of
Top Ten Holdings†	Sector	Net Assets

The Brinks Co.	Industrials	2.0
Ralcorp Consumer	Consumer Staples	2.0
FMC Technologies	Energy	1.9
Perot SYS Corp.	Information Technology	1.8
Waste Connections	Industrials	1.8
Toro	Industrials	1.5
Knight Trading Group	Financials	1.5
Metris Cos., Inc.	Financials	1.5
Jones Lang LaSalle	Financials	1.4
UGI Corp.	Utilities	1.3
		16.7

* Excluding short-term investments and investment of cash collateral.

Percentage of
Economic Sector Allocation	Net Assets

Consumer Discretionary	11.7
Consumer Staples	6.3
Energy	4.4
Financials	18.4
Health Care	8.5
Industrials	20.8
Information Technology	16.0
Materials	7.8
Telecom Services	1.0
Utilities	4.0
Short-term and Net Other Assets	1.1
100.0

The Portfolio is actively managed. Current holdings and allocations may be different than those presented above.

The Fund 31

Mellon Institutional Funds Master Portfolio The Boston Company Small Cap Value Portfolio SCHEDULE OF INVESTMENTS September 30, 2004
			Value ($)
Security	Shares		(Note 1A)

EQUITIES—98.9%
Consumer Discretionary—11.7%
American Greetings Corp., Class A	12,200		306,464
Aztar Corp.	17,000	[a]	450,500
Big 5 Sporting Goods Corp.	23,200	[a]	528,960
Cache, Inc.	22,600	[a]	339,000
Charming Shoppes, Inc.	63,100	[a]	449,272
Circuit City Stores, Inc.	40,200		616,668
Courier Corp.	11,650		485,572
Gemstar-TV Guide International, Inc.	114,500	[a]	646,925
Interface, Inc.	32,500	[a]	260,650
JAKKS Pacific, Inc.	14,200	[a]	326,600
K-Swiss Inc., Class A	14,700		282,975
Landry's Restaurants, Inc.	10,500		286,545
Lifetime Hoan Corp.	14,500	[b]	215,325
Regis Corp.	13,600		546,992
Saks, Inc.	23,700		285,585
Stanley Furniture Co., Inc.	10,400		457,600
The Men's Wearhouse, Inc.	10,000	[a]	290,500
The Yankee Candle Co.	22,400	[a]	648,704
Too, Inc.	17,800	[a]	321,646
			7,746,483
Consumer Staples—6.3%
American Italian Pasta Co.	13,200	[b]	345,180
Fresh Del Monte Produce	15,900		396,069
Green Mountain Coffee Roasters	16,000	[a]	336,320
Hain Celestial Group, Inc.	30,500	[a]	539,240
J & J Snack Food Corp.	7,100	[a]	304,448
Longs Drug Stores Corp.	21,700		525,140
Performance Food Group Co.	18,300	[a]	433,710
Ralcorp Holdings, Inc.	36,100		1,303,210
			4,183,317
Energy—4.4%
Dril-Quip, Inc.	18,800	[a]	419,240
FMC Technologies, Inc.	36,800	[a]	1,229,120

		Value ($)
Security	Shares	(Note 1A)

Energy (continued)
Hydril Co.	14,100 [a]	605,595
Tetra Technologies	21,150 [a]	656,708
		2,910,663
Financial—18.4%
Alabama National Bancorp/Del	5,000	299,350
Alexandria Real Estate Equities, Inc. REIT	8,600	565,192
American Home Mortgage Investment Corp. REIT	11,000	307,450
Financial (continued)
Aspen Insurance Holdings Ltd.	12,500	287,625
Assured Guaranty Ltd.	18,000	299,880
Bank of Hawaii Corp.	8,900	420,525
Boykin Lodging Co. REIT	39,200	329,672
Capital Automotive REIT	19,500	609,765
First Republic Bank	12,200	561,200
Horace Mann Educators Corp.	26,500	465,870
Innkeepers USA Trust REIT	64,200	798,648
ITLA Capital Corp.	6,400 [a]	295,680
Jones Lang Lasalle	27,300 [a]	901,173
Knight Trading Group (a)	107,200 [a]	989,456
Lasalle Hotel Properties REIT	17,000	469,200
Metris Cos, Inc.	99,900 [a]	977,022
Pacific Capital Bancorp	14,500	428,910
Provident Bancorp, Inc.	23,100	271,194
Provident Bankshares Corp.	12,900	432,795
Santander BanCorp.	11,840	296,000
Scottish Annuity & Life Holding	24,600	520,782
SL Green Realty Corp. REIT	10,800	559,548
Southwest Bancorporation of Texas	24,600	495,444
Sterling Bancshares, Inc.	21,200	285,140
Summit Bancshares, Inc. (Texas)	10,000	332,500
		12,200,021
Health Care—8.5%
Amedisys, Inc.	13,200 [a]	395,340
Apria Healthcare Group, Inc.	13,500 [a]	367,875

The Fund 33

STATEMENT OF INVESTMENTS (continued)

		Value ($)
Security	Shares	(Note 1A)

Health Care (continued)
Discovery Partner International	80,400 [a]	385,920
Hooper Holmes, Inc.	105,900	474,432
Inverness Medical Innovation	23,000 [a]	478,400
Matthews International Corp., Class A	10,500	355,740
Medicines Co.	10,800 [a]	260,712
Penwest Pharmaceuticals Co.	20,100 [a]	226,929
Perrigo Co.	14,900	306,195
Polymedia Corp.	21,600	665,280
Res-Care Inc.	28,100 [a]	332,985
Select Medical Corp.	25,100	337,093
Sierra Health Services	9,520 [a]	456,294
U.S. Physical Therapy, Inc.	24,100 [a]	327,519
United Therapeutics Corp.	7,200 [a]	251,496
		5,622,210
Industrial—20.8%
AGCO Corp.	13,800 [a]	312,156
C&D Technologies, Inc.	32,400	616,248
Celadon Group, Inc.	28,700 [a]	546,735
CIRCOR International, Inc.	13,400	261,300
Cubic Corp.	28,600	654,940
Dollar Thrifty Automotive Group	22,600 [a]	549,858
Esterline Technologies Corp.	18,200 [a]	556,738
Granite Construction, Inc.	20,800	497,120
GSI Lumonics Inc.	32,900 [a]	344,134
Heico Corp.	18,300	323,544
Herley Industries, Inc.	23,100 [a]	431,739
Insituform Technologies, Inc.	30,400 [a]	567,568
Labor Ready	30,900 [a]	433,218
Laidlaw International, Inc.	37,600 [a]	618,520
Landstar System	5,400 [a]	316,872
McGrath Rentcorp	14,000	511,700
Modtech Holdings Inc.	26,500 [a]	199,810
Reliance Steel & Aluminum	11,400	452,580
School Specialty, Inc.	12,200 [a]	480,802

		Value ($)
Security	Shares	(Note 1A)

Industrial (continued)
Simpson Manufacturing	7,700	486,640
Sypris Solutions, Inc.	31,400	428,610
The Brink's Co.	45,000	1,357,650
Toro Co.	14,600	997,180
Trinity Industries	15,200	473,784
Ultralife Batteries, Inc.	18,900 [a]	192,213
Waste Connections	37,050 [a,b]	1,173,744
		13,785,403
Information Technology—16.0%
Actel Corp.	18,300 [a]	278,160
Advanced Energy Industries	30,200 [a]	280,558
Anaren, Inc.	37,500 [a]	504,750
Borland Software Corp.	43,600 [a]	364,060
Cabot Microelectronics	9,300 [a]	337,125
Cymer, Inc.	10,300 [a]	295,198
Digi International, Inc.	26,700 [a]	305,181
EFunds Corp.	28,300 [a]	526,097
Electronics for Imaging, Inc.	21,900 [a]	355,656
EPIQ Systems, Inc.	26,600 [a]	414,428
Exar Corp.	12,900 [a,b]	182,664
Hutchinson Technology, Inc.	6,500 [a]	173,745
Komag, Inc.	12,200 [a]	169,580
Macromedia, Inc.	19,200 [a]	385,536
ManTech International Corp., Class A	32,900 [a]	615,888
Mentor Graphics Corp.	19,100 [a]	209,432
Newport Corp.	36,900 [a]	423,243
Paxar Corp.	27,000 [a]	612,360
Perot Systems Corp., Class A	73,100 [a]	1,173,986
Remec, Inc.	71,700 [a]	337,707
SafeNet, Inc.	25,700 [a]	677,966
Seachange International, Inc. (a)	15,000 [a]	239,850
Sybase, Inc.	39,000 [a]	537,810
The Bisys Group, Inc.	27,600 [a]	403,236

The Fund 35

STATEMENT OF INVESTMENTS (continued)

		Value ($)
Security	Shares	(Note 1A)

THQ, Inc.	26,800 [a]	521,528
Zoran Corp.	17,500 [a]	275,100
		10,600,844
Materials—7.8%
Arch Coal, Inc.	15,500 [a,b]	550,095
Balchem Corp.	12,500	372,500
Compass Minerals International, Inc.	20,300	450,660
Cytec Industries, Inc.	4,500	220,275
Florida Rock Industries, Inc.	9,900	485,001
FMC Corp.	5,300	257,421
Hercules, Inc.	20,800 [a]	296,400
Massey Energy	17,300	500,489
NN, Inc.	36,300	415,635
Octel Corp.	13,900	295,236
RTI International Metals, Inc.	22,600 [a]	437,762
Spartech Corp.	19,500	489,450
Worthington Industries	17,500	373,625
		5,144,549
Telecommunications Services—1.0%
Surewest Communications	14,800	424,316
Warwick Valley Telephone Co.	10,300	244,728
		669,044
Utilities—4.0%
Cleco Corp.	48,400	834,416
Nicor, Inc.	12,800 [b]	469,760
PNM Resources Inc.	21,700	488,467
UGI Corp.	23,700	883,061
Total (Cost $2,448,496)		2,675,704
TOTAL EQUITIES (Cost $54,672,140)		65,538,238

36

		Value ($)
Short-Term Investments—2.7	Shares	(Note 1A)

Investment Companies—2.7%
Dreyfus Institutional Preferred Plus (Cost $1,797,889)	1,797,889 [c]	1,797,889
Investment of Cash Collaterral—4.9%
Dreyfus Cash Management Plus
Money Market Fund (Cost $3,258,008)	3,258,008 [c]	3,258,008

TOTAL INVESTMENTS (Cost $59,728,037)—106.5%		70,594,135
Liabilities in Excess of Other Assets—(6.5%)		(4,282,193)
NET ASSETS—100%		$66,311,942

Notes to Schedule of Investments:
REIT—Real Estate Investment Trust
[a]	Non-income producing security.
b	Security, or a portion thereof, was on loan at 9/30/04.
[c]	Affiliated institutional money market fund.

The Fund 37

Mellon Institutional Funds Master Portfolio The Boston Company Small Cap Value Portfolio STATEMENT OF ASSETS AND LIABILITIES September 30, 2004
Value

Assets ($):
Investment in securities (Note 1A) (including
securities on loan, valued at $3,122,542 (Note 6):
Unaffiliated issuers, at value (identified cost $54,672,140)	65,538,238
Affiliated investment (Note 1F) (identified cost $5,055,897)	5,055,897
Receivable for investments sold	1,778,805
Interest and dividends receivable	55,168
Prepaid expenses	4,548
Total assets	72,432,656

Liabilities ($):
Liability for securities on loan (Note 6)	3,258,008
Payable for investments purchased	2,820,583
Accrued accounting and custody fees	14,007
Accrued trustees' fees and expenses	2,115
Accrued expenses and other liabilities	26,001
Total liabilities	6,120,714

Net Assets (applicable to investors' beneficial interest)	66,311,942

The accompanying notes are an integral part of the financial statements.

38

Mellon Institutional Funds Master Portfolio The Boston Company Small Cap Value Portfolio STATEMENT OF OPERATIONS For the Year Ended September 30, 2004
Investment Income (Note 1C) ($):
Dividend income	$481,098
Interest income (including securities
lending income of $24,999) (Note 6)	35,596
Total investment income	516,694
Expenses
Investment advisory fee (Note 2)	441,974
Accounting and custody fees (Note 2)	76,754
Legal and audit services	29,031
Trustees' fees and expenses (Note 2)	11,052
Insurance expense	8,412
Miscellaneous	2,014
Total expenses	569,237
Net investment loss	(52,543)

Realized and Unrealized Gain (Loss) ($):
Net realized gain (loss):
Investment security transactions	10,097,630
Change in unrealized appreciation (depreciation)
Investment securities	3,979,928
Net realized and unrealized gain on investments	14,077,558
Net Increase (Decrease) in Net Assets from Operations	$14,025,015

The accompanying notes are an integral part of the financial statements.

The Fund 39

Mellon Institutional Funds Master Portfolio The Boston Company International Small Cap Portfolio STATEMENT OF CHANGES IN NET ASSETS
		For the Period
		January 28, 2003
	For the	(commencement
	Year Ended	of operations) to
	September 30, 2004	September 30, 2003

Increase (Decrease) in Net Assets ($):
From Operations
Net investment income (loss)	(52,543)	(19,540)
Net realized gains (losses)	10,097,630	4,435,792
Change in net unrealized appreciation (depreciation)	3,979,928	7,419,673
Net increase in net assets from operations	14,025,015	11,835,925

Capital Transactions ($)
Assets contributed by Standish Small
Cap Value Fund (including unrealized
appreciation/depreciation of $533,503)	—	36,721,319
Contributions	21,855,319	5,115,275
Withdrawals	(14,941,264)	(8,299,647)
Net increase (decrease) in net assets
from capital transactions	6,914,055	33,536,947
Total Increase (Decrease) in Net Assets	20,939,070	45,372,872

Net Assets ($):
At beginning of year	45,372,872	—
At end of year	66,311,942	$45,372,872

The accompanying notes are an integral part of the financial statements.

40

		For the Period
		January 28, 2003
	For the	(commencement
	Year Ended	of operations) to
	September 30, 2004	September 30, 2003

Total Return (%) †	30.07	29.85[a]
Ratios/Supplemental data:
Expenses (to average daily net assets)	1.03	1.10[b]
Net Investment Income (to average daily net assets)	(0.10)	(0.07)[b]
Portfolio Turnover	123	102[a]

Net Assets, End of Period (000's omitted)	66,312	45,373

† For the periods indicated, the investment advisor voluntarily agreed not to impose a portion of its investment advisory fee and/or reimbursed the Fund for all or a portion of its operating expenses. If the voluntary action had not been taken, the investment income per share and the ratios would have been:

Ratios (to average daily net assets):
Expenses	N/A	1.10%(2)
Net investment income	N/A	(0.07)%(2)

Total return for the Portfolio has been calculated based on the total return for the investor Fund, assuming all distributions were reinvested, and adjusted for the difference in expenses as set out in the notes to the financial
statements.Total return would have been lower in the absence of expense waivers.

a Not annualized bComputed on an annualized basis.

The accompanying notes are an integral part of the financial statements.

The Fund 41

Mellon Institutional Funds Master Portfolio The Boston Company International Small Cap Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Mellon Institutional Funds Master Portfolio (the "Portfolio Trust") was organized as a master trust fund under the laws of the State of New York on January 18, 1996 and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.The Boston Company Small Cap Value Portfolio (the "Portfolio"), a separate diversified investment series of the Portfolio Trust, commenced operations on January 28, 2003.

The objective of the Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 80% of net assets in equity securities of small cap U.S. companies.

At September 30, 2004, there were two funds,The Boston Company Small Cap Value Fund and Dreyfus Premier Small Cap Equity Fund invested in the Portfolio. The value of the funds' investment in the Portfolio reflects the funds' proportionate interests in the net assets of the Portfolio.At September 30, 2004,The Boston Company Small Cap Value Fund and the Dreyfus Premier Small Cap Equity Fund held approximately 92% and 8% interests in the Portfolio, respectively.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(a) Investment security valuations: Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price, or the NASDAQ official close if applicable, in the principal market in which such securities are normally traded. Securities (including illiquid securities) for which quotations are not readily available are valued at their fair value as determined in good faith under con-

sistently applied procedures under the general supervision of the Trustees.

Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Portfolio are valued at amortized cost, which approximates market value. If the Portfolio acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized value based upon the value on such date unless the Trustees determine during such sixty-day period that amortized value does not represent fair value.

(c) Securities transactions and income: Securities transactions are recorded as of trade date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of return of capital is conclusively determined.

(d) Income taxes: The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the source of income and diversification requirements applicable to regulated investment companies (under the Internal Revenue Code) in order for its investors to satisfy them.The Portfolio allocates at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss deduction or credit.

The Fund 43

(e) Commitments and Contingencies: In the normal course of business, the Portfolio may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications.The maximum exposure to the Portfolio under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risks of loss to be remote.

(f) Affiliated Issuers: Issuers in which the Fund held investments in other investment companies advised by The Boston Company Asset Management, LLC ("TBCAM") or its affiliates.

NOTE 2—Investment Advisory and Other Transactions With Affiliates:

The investment advisory fee paid to TBCAM for overall investment advisory, administrative services, and general office facilities, is paid monthly at the annual rate of 0.80% of the Portfolio's average daily net assets.

The Portfolio has contracted Mellon Bank, N.A. ("Mellon Bank"), a wholly owned subsidiary of Mellon Financial Corporation and an affiliate of TBCAM, to provide a custody, fund administration and fund accounting services for the Portfolio. For these services the Portfolio pays Mellon Bank a fixed fee plus fees that are asset and transaction based, as well as, out-of-pocket expenses. Pursuant to this agreement the Portfolio was charged $73,447 during the year ended September 30, 2004.

No director, officer or employee of Standish Mellon or its affiliates receives any compensation from the Trust or the Portfolio for serving as an officer or Trustee of the Trust.The Trust pays each Trustee who is not a director, officer or employee of Standish Mellon or its affiliates an annual fee and a per meeting fee as well as reimbursement for travel and out of pocket expenses. In addition, the Portfolio Trust pays the legal fees for the independent counsel of the Trustees.

The following table sets forth all remuneration paid to the Trustees for the Portfolio's fiscal year ended September 30, 2004:

	Name of Trustee
	Samuel C. Fleming	$1,330
	Benjamin M. Friedman	$1,330
	John H. Hewitt	$1,330
	Caleb Loring, III	$1,441
	Patrick J. Sheppard	0
	Richard S. Wood †	0
†	Mr.Wood resigned from the Board of Trustees on October 7, 2003.

NOTE 3—Purchases and Sales of Investments:

Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended September 30, 2004 were $74,313,053 and $67,042,007, respectively. For the year ended September 30, 2004, the Portfolio did not purchase or sell any long-term U.S. Government securities.

NOTE 4—Federal Taxes:

As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at September 30, 2004, as computed on a federal income tax basis, were as follows:

Aggregate Cost	$ 59,765,625
Gross unrealized appreciation	11,889,141
Gross unrealized depreciation	(1,060,631)
Net unrealized appreciation	$ 10,828,510

The Fund 45

NOTE 5—Financial Instruments:

In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to seek to enhance potential gain in circumstances where hedging is not involved.The nature, risks and objectives of these instruments are set forth more fully in the Portfolio Trust's registration statement.

The Portfolio may trade the following financial instruments with off-balance sheet risk:

Options

Call and put options give the holder the right to purchase or sell a security or currency or enter into a swap arrangement on a future date at a specified price.The Portfolio may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns.Writing puts and buying calls tend to increase the Portfolio's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Portfolio's exposure to the underlying instrument, or hedge other Portfolio investments. Options, both held and written by the Portfolio, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased options is shown in the Schedule of Investments.This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contract or if the counterparty does not perform under the contract's terms.

Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign cur-

rency transactions. If a put option written by the Portfolio is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by the dealers.

The Portfolio did not enter into option transactions during the year ended September 30, 2004.

Futures contracts

The Portfolio may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements the Portfolio deposits either cash or securities in an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.There are several risks in connection with the use of futures contracts as a hedging device.The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Portfolio's exposure to the underlying instrument, while selling futures tends to decrease the Portfolio's exposure to the underlying instrument or hedge other investments. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparty does not perform under the contract's

The Fund 47

terms.The Portfolio enters into financial futures transactions primarily to seek to manage its exposure to certain markets and to changes in securities prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

At September 30, 2004, the Portfolio held no outstanding financial futures contracts.

Note 6—Security Lending:

The Portfolio entered into an agreement with Mellon Bank to perform certain securities lending activities and to act as the Portfolio lending agent. Pursuant to this agreement the Mellon Bank receives an agreed upon percentage of the net lending revenues.This compensation is a standard form of compensation received by securities lending agents with respect to non-affiliated entities.

The Portfolio may lend its securities to financial institutions which the Portfolio deems to be creditworthy.The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.The market value of securities loaned is determined daily and any additional required collateral is allocated to the Portfolio on the next business day. For the duration of a loan, the Portfolio receives the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation from the investment of the collateral. As with other extensions of credit, the Portfolio bears the risk of delay in recovery or even loss of rights in its securities on loan should the borrower of the securities fail financially or default on its obligations to the Portfolio. In the event of borrower default, the Portfolio generally has the right to use the collateral to offset losses incurred. The Portfolio may incur a loss in the event it was delayed or prevented from exercising its rights to dispose of the collateral.The Portfolio also bears the risk in the event that the interest and/or dividends received on invested collateral is not sufficient to meet the Portfolio's obligations due on the loans.

The Fund loaned securities during the year ended September 30, 2004 resulting in security lending income of $24,999.At September 30, 2004, the Fund had $3,122,542 worth of securities on loan.

See Schedule of Investments for further detail on the security positions on loan.

Note 7—Line of Credit:

The Portfolio, and other subtrusts in the Portfolio Trust and funds in the Mellon Institutional Funds Investment Trust (the "Trust") are parties to a committed line of credit facility, which enables each portfolio/fund to borrow, in the aggregate, up to $35 million. Interest is charged to each participating portfolio/fund based on its borrowings at a rate equal to the Federal Funds effective rate plus 1/2 of 1%. In addition, a commitment fee, computed at an annual rate of 0.60 of 1% on the daily unused portion of the facility, is allocated ratably among the participating portfolios/funds at the end of each quarter. For the year ended September 30, 2004, the commitment fee was $1,038 for the Portfolio.

During the year ended September 30, 2004 the Portfolio had borrowed under the credit facility incurring $54 of interest expense.

The Fund 49

Mellon Institutional Funds Master Portfolio The Boston Company International Small Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Trustees of Mellon Institutional Funds Master Portfolio and Investors of The Boston Company Small Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Boston Company Small Cap Value Portfolio (the "Portfolio") at September 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP New York, NY November 19, 2004

Mellon Institutional Funds Master Portfolio The Boston Company International Small Cap Portfolio

TRUSTEES AND OFFICERS

The following table lists the Trust's trustees and officers; their address and date of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies as of September 30, 2004. The Trust's Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, upon request by writing The Mellon Institutional Funds at P.O. Box 8585, Boston, MA 02266-8585 or calling toll free 1-800-221-4795.

INDEPENDENT TRUSTEES
Samuel C. Fleming (64)
Trustee (1986)
c/o Decision Resources, Inc., 260 Charles Street,Waltham, MA 02453
Principal Occupation During Past 5 Years:
• Chairman of the Board and Chief Executive Officer, Decision Resources, Inc.
Number of Portfolios in Fund Complex Overseen by Trustee: 30
———————
Caleb Loring III (61)
Trustee (1986)
c/o Essex Street Associates, P.O. Box 181, Beverly, MA 01915
Principal Occupation During Past 5 Years:
• Trustee, Essex Street Associates (family investment trust office)
Number of Portfolios in Fund Complex Overseen by Trustee 30
———————
Benjamin M. Friedman (60)
Trustee (1986)
c/o Harvard University, Cambridge, MA 02138
Principal Occupation During Past 5 Years:
• William Joseph Maier, Professor of Political Economy, Harvard University
Number of Portfolios in Fund Complex Overseen by Trustee: 30

The Fund 51

TRUSTEES AND OFFICERS (continued)

INDEPENDENT TRUSTEES (continued)
John H. Hewitt (69)
Trustee (1986)
P.O. Box 2333, New London, NH 03257
Principal Occupation During Past 5 Years:
• Trustee, Mertens House, Inc. (hospice)
Number of Portfolios in Fund Complex Overseen by Trustee: 30

I N T E R E S T E D T R U S T E E S
Patrick J. Sheppard (39)
Trustee, President and Chief Executive Officer (2003)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Chief Operating Officer, Mellon Institutional Asset
Management; formerly Vice President and Chief Financial Officer, Mellon
Institutional Asset Management
Number of Portfolios in Fund Complex Overseen by Trustee: 30

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Barbara A. McCann (43)
Vice President and Secretary (2003)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Head of	Operations, Mellon	Institutional Asset
Management; formerly First Vice	President, Mellon	Institutional Asset
Management and Mellon Global Investments
Number of Portfolios in Fund Complex Overseen by Trustee: 30
———————
Steven M. Anderson (39)
Vice President and Treasurer (1999)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Vice President and Mutual Funds	Controller, Mellon	Institutional Asset
Management
Number of Portfolios in Fund Complex Overseen by Trustee: 30

PRINCIPAL	OFFICERS WHO ARE NOT
TRUSTEES	(continued)
Denise B. Kneeland (53)
Assistant Vice President (1996)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Vice President and Manager, Mutual Funds Operations, Mellon Institutional
Asset Management
Number of Portfolios in Fund Complex Overseen by Trustee: 30
———————
Cara E. Hultgren (33)
Assistant Vice President (2001)
Mellon Institutional Asset Management, One Boston Place, Boston, MA 02108
Principal Occupation(s) During Past 5 Years:
• Assistant Vice President and Manager, Shareholder Services, Mellon
Institutional Asset Management since 2001; Shareholder Representative,
Standish Mellon Asset Management.
Number of Portfolios in Fund Complex Overseen by Trustee: 30
———————
Jan F. Jumet (38)
Chief Compliance Officer (2004)
Standish Mellon Asset Management Company LLC, One Boston Place, Boston,
MA 02108
Principal Occupation(s) During Past 5 Years:
• Senior Vice President and Chief Compliance Officer for Standish Mellon Asset
Management Company LLC; formerly Director of Compliance and
Administration and Chief Administration Officer for Standish Mellon Asset
Management Company LLC, Senior Vice President and Chief Administration
Officer for Mellon Bond Associates, LLP, and First Vice President and Senior
Sales Associate for Mellon Institutional Asset Management
Number of Portfolios in Fund Complex Overseen by Trustee: 30

The Fund 53

For More Information

Dreyfus Premier	Transfer Agent &
Small Cap Equity Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Investment Advisor	New York, NY 10166
(to the Master Portfolio)	Distributor
The Boston Company
Asset Management, LLC	Dreyfus Service Corporation
Mellon Financial Center	200 Park Avenue
One Boston Place	New York, NY 10166
Boston, MA 02108

Custodian and Sub Administrator
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611
Mail The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.
Beginning with the fund's fiscal quarter ending December 31, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

© 2004 Dreyfus Service Corporation 0439AR0904

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ $32,495 in 2003 and $ 47,635 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $ _-0- in 2003 and $ _-0-in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ _-0- in 2003 and $ _-0- in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $ _-0- in 2003 and $ 25, 425 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $ _-0- in 2003 and $ _-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $_-0- in 2003 and $_-0- in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $_-0- in 2003 and $ _-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $ _-0- in 2003 and $ _-0- in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York,

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)

under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER STOCK FUNDS
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	November 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	November 30, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	November 30, 2004

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)